UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐
Preliminary proxy statement

☐
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒
Definitive proxy statement

☐
Definitive additional materials

☐
Soliciting material pursuant to § 240.14a-12

Oppenheimer Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OPPENHEIMER HOLDINGS INC.
85 Broad Street
New York, NY 10004
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2024
To our Stockholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPPENHEIMER HOLDINGS INC., a Delaware corporation (the “Company”), will be held virtually on Monday, May 6, 2024, at the hour of 4:30 P.M. (New York time) for the following purposes:
1.
To elect nine directors;

2.
To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2024 and authorize the Audit Committee to fix the auditors’ remuneration;

3.
To ratify the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan; and

4.
To transact such other business as is proper at such meeting or any adjournments thereof.

Only holders of Class B voting common stock of record at the close of business on March 8, 2024 will be entitled to vote at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class B voting common stock who are unable to attend the meeting virtually are requested to date, sign and return the enclosed form of proxy for use by holders of Class B voting common stock.
Detailed instructions to remotely access, participate in and vote at the virtual Annual Meeting of Stockholders are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. Holders of Class A non-voting common stock of the Company are entitled to listen in and to view the Annual Meeting of Stockholders and any adjournments thereof, and will have an opportunity to submit questions for consideration and response at or after the meeting by emailing info@opco.com. Holders of Class A non-voting common stock are not entitled to vote with respect to the matters referred to above.
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 is available on the Company’s website at www.oppenheimer.com. Paper copies are available, free of charge, upon request, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the Securities and Exchange Commission at www.sec.gov.
By Order of the Board of Directors,
Dennis P. McNamara
Secretary
New York, New York
March 15, 2024
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 6, 2024:
The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at
https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

OPPENHEIMER HOLDINGS INC.
PROXY STATEMENT
SUMMARY
This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making a decision with respect to the proposals described in this proxy statement that will be considered at the Company’s Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, May 6, 2024 at the hour of 4:30 P.M. (New York time), or any adjournments thereof. You should read this summary in its entirety, together with the more detailed information in this proxy statement, as well as our Annual Report on Form l0-K for the year ended December 31, 2023, which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the Securities and Exchange Commission (“SEC”) at www.sec.gov.
Unless otherwise provided in this proxy statement, references to the “Company,” “Oppenheimer Holdings,” “we,” “us,” and “our” refer to Oppenheimer Holdings Inc., a Delaware corporation.
Oppenheimer Holdings Inc.
The Company is a holding company which, through its subsidiaries, is a leading middle-market investment bank and full service financial services firm. Through our operating subsidiaries, we provide a broad range of financial services, including retail securities brokerage, institutional sales and trading, investment banking (both corporate and public finance), research, market-making, and investment advisory and asset management services. We own, directly or through subsidiaries, Oppenheimer & Co. Inc., a New York-based securities broker-dealer, Oppenheimer Asset Management Inc., a New York-based investment advisor, Freedom Investments Inc., a discount securities broker-dealer based in New Jersey, Oppenheimer Trust Company, a Delaware limited purpose bank, and OPY Credit Corp., a corporation engaged in the trading of syndicated loans. The Company also has subsidiaries or branches of subsidiaries operating in the United Kingdom, Isle of Jersey, Germany, Portugal, Switzerland, Israel, and Hong Kong, China. The telephone number and address of our registered office is (212) 668-8000 and 85 Broad Street, New York, NY 10004.
This proxy statement is dated March 15, 2024 and is first being mailed to our Class B voting common stockholders and made available to all our stockholders on or about March 18, 2024.
Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders, or the Meeting, to which this proxy statement relates.
Questions and Answers about the Matters to be Acted Upon
Q.
What is the purpose of the Meeting?

A.
The purpose of the Meeting is to elect nine directors; to ratify the appointment of our auditors for 2024 and authorize the Audit Committee to fix the auditors’ remuneration; to ratify the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan; and to transact such other business as is proper at the Meeting.

Q.
Where will the Meeting be held?

A.
The Meeting will be held virtually on Monday, May 6, 2024, at the hour of 4:30 P.M. (New York time). Detailed instructions to remotely access, participate in and vote at the virtual Meeting are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

Q.
Who is soliciting my vote?

A.
Our management is soliciting your proxy to vote at the Meeting. This proxy statement and form of proxy were first mailed to our Class B voting common stockholders and made available to all of our stockholders on or about March 18, 2024. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement and all information accompanying this proxy statement.

Q.
Who is entitled to vote at the Meeting?

A.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 8, 2024. Only holders of the Company’s Class B voting common stock (“Class B Stock”) on the record date are entitled to vote at the Meeting and any adjournments thereof. In accordance with the provisions of the General Corporation Law of the State of Delaware, or the DGCL, we will prepare a list of the holders of our Class B Stock (the “Class B Stockholders”) as of the record date. Class B Stockholders named in the list will be entitled to vote their Class B Stock on the matters to be voted on at the Meeting. Holders of Class A non-voting common stock (“Class A Stock”) of the Company are entitled to listen to and view the Meeting and any adjournments thereof, and to submit questions for consideration and response at or after the Meeting by emailing info@opco.com. However, holders of the Company’s Class A Stock (the “Class A Stockholders”) are not entitled to vote with respect to the matters referred to above.

Q.
What am I voting on?

A.
The Class B Stockholders are entitled to vote on the following proposals:

(1)
The election of E. Behrens, T.M. Dwyer, P.M. Friedman, T.A. Glasser, S. Kanter, A.G. Lowenthal, R.S. Lowenthal, R.L. Roth and S. Spaulding as directors;

(2)
The ratification of the appointment of Deloitte & Touche LLP as our auditors for 2024 and the authorization of the Audit Committee to fix the auditors’ remuneration;

(3)
The ratification of the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan; and

(4)
Any other business as may be proper to transact at the Meeting.

Q.
What are the voting recommendations of the Board of Directors?

A.
The Board of Directors recommends the following votes:

•
FOR the election of the nominated directors;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our auditors for 2024 and the authorization of our Audit Committee to fix the auditors’ remuneration; and

•
FOR the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan.

Q.
Will any other matters be voted on?

A.
The Board of Directors does not intend to present any other matters at the Meeting. The Board of Directors does not know of any other matters that will be brought before our Class B Stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to A.G. Lowenthal and D.P. McNamara, as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.
How many votes do I have?

A.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the close of business on the record date. Holders of Class A Stock are not entitled to vote with respect to the matters referenced above.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being made directly available to you by us. Class B Stockholders may vote the shares registered directly in your name by completing and mailing the proxy card or by submitting a vote electronically on the day of the Meeting.
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of those shares. As the beneficial owner (if you are a Class B Stockholder), you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote those shares at the Meeting unless you bring with you a legal proxy from the stockholder of record. If you are a Class B Stockholder, your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.
Q.
How do I vote?

A.
If you are a Class B Stockholder of record, there are three ways to vote:

•
By completing and depositing your proxy with our transfer agent no later than the last business day preceding the date of the Meeting;

•
By depositing it with our Secretary on the day of the Meeting by emailing it to info@opco.com, Attention: Secretary; or

•
By submitting a vote electronically on the day of the Meeting.

If you are a Class B Stockholder and you return your proxy card, but you do not indicate your voting preferences, the proxies will vote your shares FOR Matters 1, 2 and 3, and will use their discretion on any other matters that are submitted for stockholder vote at the Meeting.
Class B Stockholders who are not stockholders of record and who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, Class B Stockholders who are not stockholders of record will be provided with either (i) a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owners and may not vote in the event that no instructions are received.
Q.
Can I change my vote or revoke my proxy?

A.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either (i) with our transfer agent, Computershare Inc., at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof, or (ii) with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by sending an email to info@opco.com, Attention: Secretary.

Q.
How are votes counted?

A.
We will appoint an Inspector of Election at the Meeting. The Inspector of Election is typically a representative of our transfer agent. The Inspector of Election will collect all proxies and ballots and tabulate the results.

Q.
Who pays for soliciting proxies?

A.
We will bear the cost of soliciting proxies from our Class B Stockholders. It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. These persons will receive no additional compensation for such services, but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.

Q.
What is the quorum requirement of the Meeting?

A.
A quorum for the consideration of Matters 1, 2 and 3 shall be Class B Stockholders present in person or by proxy representing not less than a majority of the outstanding Class B Stock.

Q.
What are broker non-votes?

A.
Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes and abstentions will not affect the outcome of the matters being voted on at the Meeting, assuming that a quorum is obtained.

Q.
What vote is required to approve each proposal?

A.
Matter No. 1, election of directors. The election of each of the directors nominated requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present;

Matter No. 2, appointment of auditors. The ratification of the appointment of the auditors for 2024 and the authorization of the Audit Committee to fix the auditors’ remuneration requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.
Matter No. 3, the ratification of the Oppenheimer Holdings Inc. 2024 Incentive Plan. The ratification of the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.
Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, owns 97.5% of the Class B Stock and intends to vote all of such Class B Stock in favor of each of Matters 1, 2 and 3. As a result, each of the matters before the Meeting is expected to be approved. See “Security Ownership of Certain Beneficial Owners and Management.”
Q.
Who can attend the Meeting?

A.
All registered Class A Stockholders, Class B Stockholders, their duly appointed representatives, our directors and officers, and our auditors are entitled to listen to and view the Meeting and have an opportunity to submit questions for consideration and response at or after the Meeting by emailing info@opco.com.

Q.
What does it mean if I get more than one proxy card?

A.
It means that you own shares in more than one account. You should vote the shares on each of your proxy cards.

Q.
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the proxy materials, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q.
Multiple stockholders live in my household, and together we received only one copy of these proxy materials. How can I obtain my own separate copy of this document for the Meeting?

A.
You may download them from our Internet web site, www.oppenheimer.com (click on the link to the About Us/Investor Relations page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx or by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary. We cannot guarantee you will receive mailed copies before the Meeting.

Q.
Where can I find the voting results of the Meeting?

A.
We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov or upon request to our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary, or by accessing the PDF copy filed with the SEC at www.sec.gov.

Q.
Who can help answer my questions?

A.
If you have questions about the Meeting or if you need additional copies of the proxy materials or the enclosed proxy card, you should contact:

D.P. McNamara, Secretary
Oppenheimer Holdings Inc.
85 Broad Street, 22nd Floor
New York, NY 10004
(212) 668-8000
info@opco.com
You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions in the section entitled “Where You Can Find More Information.”

THE MEETING
Solicitation of Proxies
This proxy statement is made available or forwarded to our Class A Stockholders and Class B Stockholders in connection with the solicitation of proxies by our management from the Class B Stockholders for use at our Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, May 6, 2024 at the hour of 4:30 P.M. (New York time) and at any adjournments thereof for the purposes set forth in the Notice of Meeting, which accompanies this proxy statement. This proxy statement is dated March 15, 2024 and is first being mailed to our Class B Stockholders on or about March 18, 2024.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 8, 2024. In accordance with the provisions of the DGCL, we will prepare a list of the Class B Stockholders as of the record date. Class B Stockholders named in the list will be entitled to vote the Class B Stock owned by them as of the record date on all matters to be voted on at the Meeting.
It is planned that the solicitation of Class B Stockholders will be initially by mail, but proxies may also be solicited by our employees. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.
No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this proxy statement. Except as otherwise stated, the information contained in this proxy statement is given as of March 1, 2024.
We have distributed copies of the Notice of Meeting, this proxy statement, and form of proxy for use by the Class B Stockholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to our non-registered stockholders whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Stockholders. Our Annual Report on Form 10-K for the year ended December 31, 2023 is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC at www.sec.gov. The solicitation of proxies from non-registered Class B Stockholders will be carried out by the intermediaries or by us if the names and addresses of Class B Stockholders are provided by the intermediaries. Non-registered Class B Stockholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Stockholders will either: (i) be provided with a proxy executed by the intermediary, as the registered stockholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the registered stockholder, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.
Class A Stock and Class B Stock
We have authorized and issued Class A Stock and Class B Stock which are equal in all respects except that the holders of Class A Stock, as such, are not entitled to vote at meetings of our stockholders except as entitled to vote by law or pursuant to our Certificate of Incorporation. Class A Stockholders are not entitled to vote the Class A Stock owned or controlled by them on the matters identified in the Notice of Meeting to be voted on at the Meeting.
Generally, Class A Stockholders are afforded the opportunity to receive notices of all meetings of stockholders and to attend such meetings. However, due to the virtual nature of this year’s Meeting, Class A

Stockholders will not be able to speak at the Meeting and must submit questions by email to info@opco.com. Class A Stockholders are also afforded the opportunity to obtain all informational documentation sent to the Class B Stockholders.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the record date for the Meeting.
Appointment and Revocation of Proxies
Each of Albert G. Lowenthal and Dennis P. McNamara (the “Management Nominees”) has been appointed by the Board of Directors to serve as a proxy for the Class B Stockholders at the Meeting.
Class B Stockholders have the right to appoint persons, other than the Management Nominees, who need not be stockholders, to represent them at the Meeting. To exercise this right, the Class B Stockholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this proxy statement or may submit another form of proxy.
In order to be used at the Meeting, proxies must be deposited with either our transfer agent, Computershare Inc., at its address at Computershare Investor Services, PO Box 43101, Providence, Rhode Island 02940-5067, no later than the last business day preceding the day of the Meeting or with our Secretary on the day of the Meeting, prior to the commencement of the Meeting, by emailing it to info@opco.com, Attention: Secretary.
Class B Stock represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the Class B Stockholder has directed otherwise, (i) for the election of each of the nominated directors (Matter 1 in the Notice of Meeting), (ii) for the ratification of the appointment of the auditors for 2024 and authorization of the Audit Committee to fix the remuneration of the auditors (Matter 2 in the Notice of Meeting) and (iii) for the ratification of the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan.
Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either with our transfer agent at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, or depositing it with our Secretary on the day of the Meeting, or any adjournments thereof, prior to the commencement of the Meeting, by emailing it to info@opco.com, Attention: Secretary, or in any other manner permitted by law. A Class B Stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting by emailing it to info@opco.com, Attention: Secretary. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by email to info@opco.com, Attention: Secretary.
Abstentions and broker non-votes will have no effect with respect to the matters to be acted upon at the Meeting, assuming that a quorum is obtained.

MATTER NO. 1
ELECTION OF DIRECTORS
Director Nomination Process
Our Bylaws provide that our Board of Directors consists of no less than three and no more than eleven directors to be elected annually. The term of office for each director is from the date of the meeting of stockholders at which the director is elected until the close of the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated, in accordance with our Bylaws.
Our Board of Directors currently consists of eleven members. The Nominating and Corporate Governance Committee of the Board has recommended, and the Board of Directors has determined, that nine directors are to be elected at the Meeting. Two of our current directors, Mr. William J. Ehrhardt and Mr. A. Winn Oughtred, have previously advised the Company that they are retiring and do not wish to stand for re-election to the Board at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion.
The following sets out information with respect to the proposed nominees for election as directors as recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, in accordance with the Nominating and Corporate Governance Committee Charter (available at www.oppenheimer.com). The Nominating and Corporate Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. The election of the persons nominated for election as directors requires the affirmative vote of a simple majority of the Class B Stock voted at the Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR.
Director Nominees, Directors and Executive Officers
The following table, and the notes thereto, provide information regarding our director nominees, directors who are not standing for re-election at the Meeting, and executive officers.(1)
Nominees for Election as a Director
Evan Behrens Age: 54 Independent
Mr. Behrens joined the Board in 2016. Mr. Behrens is currently the Managing Member of Behrens Investment Group LLC, an investment firm. He became a board member of Hornbeck Offshore Services, Inc., a supplier of offshore transport services, in July 2020. He also served on the board of Harte Hanks, Inc., a global marketing firm, from 2019 to 2021. Additionally, he served as a board member of Sidewinder Drilling LLC, a land based oil rig operator, from 2017 to 2018 and SEACOR Marine Holdings Inc., an offshore oil and gas provider, since 2017. From 2009 to 2017, Mr. Behrens was a Senior Vice President with SEACOR Holdings Inc., a global provider of equipment and services supporting the offshore oil and gas and marine transportation industries that he initially joined in 2008. From 2012 to 2017, he was Chairman of the Board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a board member of Penford Corporation from 2013 to 2015, a board member of Global Marine Systems from 2014 to 2015, and a board member of Continental Insurance Group, Ltd. from 2016 until 2017. From 2006 to 2007, he was a Portfolio Manager and Partner at Level Global Investors, a New York-based hedge fund. Mr. Behrens has a B.A. degree from the University of Chicago. The Company believes that Mr. Behrens’ qualifications to serve on the Board include the extensive experience that he has gained through his key roles with several other significant businesses, including his experience as a Board Chairman, as well as his demonstrated management, financial and business development skills and acumen. He is a member of the Audit, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	8 of 8
Audit	5 of 5
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1
Timothy M. Dwyer Age: 62 Independent
Mr. Dwyer joined the Board in 2016. He is the founder, former CEO and Chairman of Entitle Direct Group, Inc., a title insurance company. Prior to founding Entitle Direct Group, Inc. in 2006, Mr. Dwyer served as Managing Director at the investment banking firm of Greenhill & Company from 2002 to 2005, specializing in the insurance industry. He previously held a similar position at Donaldson, Lufkin & Jenrette as a Managing Director specializing in the insurance sector from 1993 to 2001. Mr. Dwyer was also a Vice President at Salomon Brothers Inc., an investment bank, from 1987 to 1993, and he was a certified public accountant with Arthur Andersen & Co. in Illinois from 1983 to 1985. He has over 40 years of experience in the financial services industry, and brings significant financial, accounting and insurance knowledge to the Company, as well as demonstrable entrepreneurial, compliance and advisory skills. Mr. Dwyer has an MBA from the University of Chicago and a Bachelor of Science in Accountancy from the University of Illinois. He is the Chairman of the Compensation Committee and a member of the Audit and Compliance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	8 of 8
Audit	5 of 5
Compensation	1 of 1
Compliance	4 of 4
Paul M. Friedman Age: 68 Independent
Mr. Friedman joined the Board in 2015. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc., a financial services firm, from 1981 to 2008, most recently holding the position of Chief Operating Officer of the Fixed Income Division. From 2008 to 2009, Mr. Friedman was a Managing Director responsible for business development at Mariner Investment Group, LLC, an investment advisory firm. From 2009 to 2015, Mr. Friedman was Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC, a financial services firm. Mr. Friedman brings extensive operational and risk management experience to the Company as well as a deep knowledge of the financial services industry. Mr. Friedman is a Certified Public Accountant, and he is the Lead Director, Chairman of our Compliance Committee and a member of the Compensation and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	8 of 8
Compensation	1 of 1
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1

Teresa A. Glasser Age: 64 Independent
Ms. Glasser joined the Board in May 2018. She is the Data Strategy, Advisory and Analytics Principal at FRG, a risk and data consulting firm since 2017, and an independent board member of Global Legal Entity Identifier Foundation (GLEIF) since 2021, Chair since 2023. She was an independent consultant from 2016 to 2017. Ms. Glasser was a Managing Director at JPMorgan Chase from 2013 to 2016, responsible for firm-wide Capital Stress Testing Analytics for the Corporate Finance Office and, as Chief Data Officer, established the Chief Data Office for JP Morgan Asset and Wealth Management. She served as Deputy Director of the Office of Financial Research (US Treasury), from 2011 to 2013, supporting the Financial Stability Oversight Council. As Chief Risk Officer, she established the Chief Risk Office for Bunge Ltd. from 2007 to 2010. Ms. Glasser managed risk and analytics teams for Credit Suisse First Boston Inc. from 2002 to 2005, and Merrill Lynch Pierce Fenner & Smith Inc., from 1987 through 1998 and in 2001. She led financial services teams at IBM Corp., from 2002 to 2005, and KPMG LLP, from 1999 through 2000. Ms. Glasser was Assistant Professor of Finance at Rutgers University from 1984 to 1986 and Bentley College from 1986 to 1987. She has a PhD and MA in Economics from Fordham University and a BS from Fairleigh Dickinson University. Ms. Glasser brings deep knowledge and experience in risk management, data, and technology to the Company. She is a member of the Audit and Compliance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	8 of 8
Audit	5 of 5
Compliance	4 of 4
Stacy J. Kanter Age: 65 Independent
Ms. Kanter joined the Board in October 2023. She has been an independent board member of Applied Therapeutics, Inc., a biopharmaceutical company, since 2019, and she is the former Head of the Global Capital Markets practice at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), where she was a partner until 2019. At Skadden Arps, she led the strategy and operations of the Global Capital Markets practice across the US, Asia, Europe and Latin America and was responsible for business development, client relationship management, risk assessment and talent development. Additionally, she advised corporate and private equity clients on financing and liability management transactions, corporate restructurings and mergers and acquisitions. She has also served on the board of directors of a number of non-profit organizations, including the New York Law Institute. She has extensive experience with securities offerings, leveraged transactions and other complex capital structures. She was a law clerk for Honorable Raymond J. Dearie of the United States District Court, Eastern District of New York, from 1986 to 1987. Ms. Kanter brings significant legal knowledge and experience in capital markets, corporate governance, and risk management to the Board. She earned her J.D. from Brooklyn Law School and her B.S. from the University at Albany Massry School of Business. Ms. Kanter is a member of the Compensation, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	1 of 1
Compensation	N/A
Compliance	1 of 1
Nominating and Corporate Governance	N/A

Albert G. Lowenthal Age: 78 Not Independent
Mr. Lowenthal joined the Board in 1985. Mr. Lowenthal is Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1985. Mr. Lowenthal has worked in the securities industry since 1967. Mr. Lowenthal’s extensive experience in the securities industry and as Chief Executive Officer of our Company gives him unique insights into the Company’s challenges, opportunities and operations. Since his arrival at the Company, Mr. Lowenthal has built the Company through acquisition and organic growth taking stockholders’ equity from $5 million to $789 million at December 31, 2023. Mr. Lowenthal is R.S. Lowenthal’s father.

Board and Committees	Attendance
Overall attendance 100%
Board	8 of 8
Robert S. Lowenthal Age: 47 Not Independent
Mr. Lowenthal joined the Company in 1999 and has been a member of the Board since May 2013. He has held several roles within the Company, including Global Head of Fixed Income, whereby he had overall responsibility for sales, trading, research, Public Finance and Debt Capital Markets. Subsequently, in 2016, he became Head of the Company’s Investment Banking business. In 2021, Mr. Lowenthal was appointed President of the Company, and he continues to serve as the Head of the Investment Banking business, leading the division responsible for delivering capital raising and advisory services to privately-held and publicly-traded companies, investment funds and government entities. Mr. Lowenthal is Chairman of the Oppenheimer & Co. Inc. Management Committee and Co-Chairman of its Risk Management Committee and is a member of several other internal committees, through which he drives the Company’s agenda for growth, as well as balancing operational and financial risk. Mr. Lowenthal has an undergraduate degree from Washington University in St. Louis and an MBA from Columbia University. Mr. Lowenthal’s insights into the business of the Company provide perspective to the Board discussions important to the oversight of the Company’s strategic direction, financial reporting and enterprise and operational risk management. Mr. Lowenthal is A.G. Lowenthal’s son.

Board and Committees	Attendance
Overall attendance 100%
Board	8 of 8
R. Lawrence Roth Age: 66 Independent
Mr. Roth joined the Board in July 2018. Mr. Roth’s career has spanned over three decades during which he has been an operator of companies, a dealmaker, a strategic advisor and a successful entrepreneur. Mr. Roth is currently the Managing Partner of RLR Strategic Partners LLC, a consulting company, a position that he has held since October 2016. He served as the Lead Independent Director of Kingswood Acquisition Corp., a special purpose acquisition company, from October 2020 to March 15, 2024. Prior to that, from May 2014 to September 2016, Mr. Roth served as Chief Executive Officer of Cetera Financial Group, the nation’s second largest network of independent broker-dealers, with over 9,000 financial advisors supporting approximately two million retail clients and over $200 billion in advisory and brokerage assets. Prior to that, from September 2013 to May 2014, Mr. Roth served as the Chief Executive Officer of Realty Capital Securities, a financial services firm engaged in the independent wealth management business. From January 2006 to September 2013, Mr. Roth was Chief Executive Officer of AIG Advisors Group, one of the largest networks of independent broker-dealers in the country. He started his career as an accountant at Deloitte & Touche, where he become a Certified Public Accountant. Mr. Roth has an undergraduate degree from Michigan State University and a J.D. from the University of Detroit School of Law. He is also a graduate of the Owner/President Management Program at Harvard University’s Graduate School of Business Administration. He is a member of the Nominating and Corporate Governance, Compensation and Compliance Committees.

Board and Committees	Attendance
Overall attendance 100%
Board	8 of 8
Compensation	1 of 1
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1
Suzanne E. Spaulding Age: 67 Independent
Ms. Spaulding joined the Board in March 2024. She currently serves as Senior Adviser for Homeland Security at the Center for Strategic and International Studies as of 2018. Throughout her career, she has advised CEOs, boards and government policy makers on how to manage complex security risks across all industry sectors. She served as Under Secretary for cybersecurity and critical infrastructure protection at the Department of Homeland Security (“DHS”) from 2013-2017. At the DHS from 2011 to 2017, she led the development and implementation of national policies to strengthen security and resilience of critical infrastructure against cyber and physical risks, including CEO-level coordinating councils. She also initiated the strategic planning and multi-year legislative effort that led to the establishment of the first new operational component since the DHS was created, the Cybersecurity and Infrastructure Security Agency. In addition, she collaborated with CEOs of the nation’s largest financial services companies to establish the Financial Systemic Analysis and Resilience Center, as well as leading initiatives to strengthen the cyber insurance market, identify and address key cyber vulnerabilities in national aviation systems, and updating the National Infrastructure Protection Plan. Further, from 2005 to 2011, she was Managing Partner of the Harbor Group; principal in the Bingham Consulting Group; and Of Counsel to Bingham McCutchen, LP. She also served as General Counsel for the Senate Select Committee on intelligence (1995-1998) and minority staff director for the US House of Representatives Permanent Committee on Intelligence (2003-2004), as well as spending 6 years at the CIA as Legal Adviser to the Director of Central Intelligence’s Nonproliferation Center (1989-1995). She was a Congressionally-appointed member of the Cyberspace Solarium Commission (CSC) and is currently a member of CSC 2.0. She sits on the Board of Directors for American Megatrends Inc. (AMI), Hidden Level, TexasRE, Defending Digital Campaigns, and Girl Security. She chairs the Cyber Advisory Board for Chubb and is an advisor for the Cybersecurity and Infrastructure Security Agency at DHS, Fortinet, Nozomi Networks, American University’s Tech, Law and Security Program, and the Center on Cyber and Technology Innovation at the Foundation for Defense of Democracies. She also was a member of the National Association of Corporate Directors (NACD) Blue Ribbon commission on Adaptive Governance: Board Oversight of Disruptive Risk. She earned her BA and JD from the University of Virginia. Ms. Spaulding brings extensive cybersecurity, governance, risk management and strategic planning to the Board. She is a member of the Audit and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: N/A
Board	N/A
Audit	N/A
Nominating and Corporate Governance	N/A

Directors who are not Standing for Re-Election at the Meeting
William J. Ehrhardt Age: 80 Independent
Mr. Ehrhardt joined the Board in 2008. He is a retired senior audit partner formerly with Deloitte & Touche LLP, New York with over 35 years of professional experience primarily in the banking and securities and insurance industries. While in the practice of public accounting, Mr. Ehrhardt supervised the audits of the firm’s largest multinational financial services clients. In addition, Mr. Ehrhardt served as Partner in Charge of the Tri-State Financial Services Assurance and Advisory Practice. Mr. Ehrhardt is the former chairman of the Foundation for Free Enterprise and former chairman of the Board of Regents of Felician College. He is a graduate of the University of Notre Dame. Mr. Ehrhardt is a Certified Public Accountant. Mr. Ehrhardt brings strong accounting and financial skills and experience to the Company, which is important to the oversight of the Company’s financial reporting and enterprise and operational risk management. Mr. Ehrhardt is the Chair of the Audit Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance
Overall attendance 100%
Board	8 of 8
Audit	5 of 5
Compensation	1 of 1
Compliance	4 of 4
A. Winn Oughtred Age: 80 Independent
Mr. Oughtred joined the Board in 1979. Mr. Oughtred, now retired, was Counsel from January 1, 2009 to May 31, 2009 and prior to December 31, 2008 a Partner at Borden Ladner Gervais LLP, a Canadian law firm. Mr. Oughtred practiced corporate law. Mr. Oughtred brings strong governance, legal, business and financial industry knowledge to our Board, important to the oversight of the Company’s financial reporting, enterprise and operational risk management and governance policy. Mr. Oughtred is certified as an Institute of Corporate Directors (Canada) certified director (ICD.D). Mr. Oughtred is Chairman of our Nominating and Corporate Governance Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance
Overall attendance 94%
Board	8 of 8
Compensation	5 of 5
Compliance	3 of 4
Nominating and Corporate Governance	1 of 1
Notes:
(1)
There is no Executive Committee of the Board of Directors. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt (until May 2024), Ms. Glasser and Ms. Spaulding are members of the Audit Committee. Mr. Dwyer, Mr. Ehrhardt (until May 2024), Mr. Friedman, Ms. Kanter, Mr. Oughtred (until May 2024) and Mr. Roth are members of the Compensation Committee. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt (until May 2024), Mr. Friedman, Ms. Glasser, Ms. Kanter, Mr. Oughtred (until May 2024) and Mr. Roth are members of the Compliance Committee. Mr. Behrens, Mr. Friedman, Ms. Kanter, Mr. Oughtred (until May 2024), Mr. Roth and Ms. Spaulding are members of the Nominating and Corporate Governance Committee.

None of the nominees has been involved in any events within the past 10 years that could be considered material to an evaluation of the director.
Executive Officers
Our executive officers consist of Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, and Mr. R.S. Lowenthal, our President, each of whose background is described above, and Mr. Watkins, our Chief Financial Officer and principal financial and accounting officer, whose background is described below.

Brad M. Watkins Age: 42
Mr. Watkins joined the Company as Executive Vice President and Chief Financial Officer of Oppenheimer & Co. Inc. and Oppenheimer Holdings Inc. on August 1, 2022. He also serves on a number of the Company’s committees, including the Management, Risk Management, Market, Credit, Liquidity, Product Oversight and New Product Committees. Prior to joining the Company, Mr. Watkins was a partner at KPMG, where he worked for approximately 19 years in their Financial Services audit practice serving a multitude of clients, including broker-dealers and other financial institutions. He is a certified public accountant with extensive experience with U.S. GAAP and IFRS requirements, SEC reporting matters and broker-dealer regulatory compliance. Mr. Watkins graduated from New York University’s Stern School of Business with a Bachelor of Science in Accounting in 2003.

Board Leadership Structure
The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and, in some cases, outside the industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates strategy development and execution, and enhances the flow of information between management and the Board, which are essential to effective governance.
One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company. The Board’s administration of its oversight function is described in greater detail below under “Risk Management.”
Lead Director
Mr. P. Friedman, an independent director who serves on the Compensation, Compliance and Nominating and Corporate Governance Committees, was selected by the Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The role of the Lead Director is to assure the independence of the Board from management. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency and effectiveness of Board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that may be assigned to the Lead Director by the Board from time to time.
Executive Sessions
Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board meet on a regularly scheduled basis and otherwise as the independent directors determine without the presence of management. The Lead Director chairs these sessions. To ensure strong communication with the Chief Executive Officer, the independent directors, or the Lead Director representing the independent directors, may meet with the CEO alone as the independent directors determine.

Board of Directors and Committee Meetings Held
During 2023, the following numbers of Board and committee meetings were held:
Board of Directors	8
Audit Committee	5
Compensation Committee	1
Compliance Committee	4
Nominating and Corporate Governance Committee	1
Meeting Attendance
Pursuant to the Company’s policies on meeting attendance, all directors should strive to attend all meetings of the Board and the committees of which they are members. Last year there were eight meetings of the Board. We are pleased that all directors attended 100% of the meetings of the Board and, except for one director who missed one committee meeting, all meetings of committees of the Board in 2023 during which they served as a director.
In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and other members of senior management and each other regarding matters of interest and concern to the Company. It is our policy that our directors attend our stockholders meetings and, at the last Annual Meeting of Stockholders held on May 8, 2023, all of the directors nominated attended.
The Board met in-person throughout 2023. The present intention of the Board is to continue to meet in person in 2024, subject to events necessitating remote meetings.
The Company’s most recent Annual Meeting of Stockholders was held on May 8, 2023 in virtual format using technology supplied by our transfer agent, Computershare Inc.
Throughout 2023, most employees worked under a hybrid arrangement that recognizes the benefits of collaboration and hands-on training associated with in-person engagement, along with the importance of flexibility associated with a work-from-home/remote option. Our ability to avoid significant business disruptions is reliant on the continued ability to support our employees that continue to work remotely. To date, there have been no significant disruptions to our business or control processes as a result of this dispersion of employees. The Company believes that in-person engagement at the workplace provides important benefits that are largely lost through remote work, and will continue to encourage employees to return to the workplace on a regular basis while continuing to provide some flexibility through an ability to work on a remote basis.
Risk Management
The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company’s strategic, operational, financial and compliance risks, including risks related to cybersecurity. The Board regularly reviews information regarding the Company’s credit, liquidity, cybersecurity systems, and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the Company’s executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees taking excessive risk exposure with firm capital. Please see “Compensation Policies and Risk” for further information. The Audit Committee oversees management of operational and financial risks. The Company also has a number of internal risk-oversight committees and functions. The Company’s Compliance Committee is responsible for overseeing the Company’s compliance function and the management of compliance and regulatory risk. The Company’s internal Risk Management Committee (composed of management employees) is charged with assessing, reviewing and monitoring the risk environment in which the Company operates, including risks related to cybersecurity, and reports its findings and considerations to the Audit Committee at each regularly scheduled quarterly meeting and more frequently, as needed. The Nominating and Corporate Governance Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues, including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks, including receiving updates and reports from the Company’s Chief Information Officer and his staff regarding risks related to cybersecurity.
Corporate Governance
Our Class A Stock is listed on the New York Stock Exchange (“NYSE”). We are subject to the corporate governance policies and requirements of the NYSE, the applicable rules of the Securities and Exchange Commission (the “SEC”), the provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”).
Our Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Compliance Committee and our Board of Directors continue to monitor regulatory changes and best practices in corporate governance and consider amendments to our practices and policies as appropriate.
Our Corporate Governance Guidelines, and all committee charters, as well as our Code of Conduct and Business Ethics for Directors, Officers and Employees (“Code of Conduct”) and our Whistleblower Policy, are posted on our website at www.oppenheimer.com.
Board of Directors
The fundamental responsibility of the Board of Directors is to oversee the management of our business with a view to maximizing stockholder value and ensuring corporate conduct occurs in a legal and ethical manner through a system of corporate governance and internal controls appropriate to our business. The Board of Directors has adopted and, pursuant to recommendations from the Nominating and Corporate Governance Committee, updates from time to time a statement of Corporate Governance Guidelines to which it adheres. We have a Code of Conduct which is posted on our website at www.oppenheimer.com. No waivers were granted in 2023 or to date in 2024 under the Code of Conduct for any directors, officers or employees.
In fulfilling its mandate, the Board’s responsibilities include:
•
monitoring and overseeing the Company’s strategic planning;

•
monitoring the performance of the Company’s business, evaluating opportunities and risks, and controlling risk;

•
monitoring systems for audit, internal control and information management;

•
monitoring the performance of senior management of the Company, including the Chief Executive Officer, and delegating responsibility for the day-to-day operations of the Company to senior management;

•
satisfying itself as to the integrity of the Chief Executive Officer and other senior management and ensuring that they create a culture of integrity throughout the Company;

•
overseeing the monitoring of compliance with applicable regulatory requirements, as well as assessing reports related to the Company’s compliance and supervision programs, reviewing findings and communications from regulators, including reports related to regulatory examinations, and assessing the adequacy of the Company’s responses thereto;

•
succession planning for senior management and directors;

•
remuneration of the executive officers and reviewing the general compensation policies of the Company;

•
governance, including composition and effectiveness of the Board;

•
monitoring compliance with the Company’s legal and regulatory compliance policies and related legal and regulatory requirements of the Company’s subsidiaries;

•
monitoring compliance with the Code of Conduct adopted by the Board;

•
reviewing the implementation of significant regulatory initiatives, including those related to anti-money laundering; and

•
receiving regular updates on technology initiatives, including those related to cybersecurity.

Director Independence
Nine of our current eleven directors are independent as required by the NYSE Corporate Governance Rules and seven of our nine nominees are independent. To be considered independent under these rules, the Board of Directors must determine that a director has no direct or indirect material relationship with us. The Board of Directors determined that Mr. Behrens, Mr. Dwyer, Mr. Friedman, Mr. Ehrhardt, Ms. Glasser, Ms. Kanter, Mr. Oughtred, Mr. Roth and Ms. Spaulding are independent directors and that Mr. A.G. Lowenthal, our Chairman of the Board of Directors and Chief Executive Officer, and Mr. R.S. Lowenthal, President, Senior Managing Director and Head of Oppenheimer & Co. Inc.’s Investment Banking business and son of Mr. A.G. Lowenthal, are not independent. Mr. Ehrhardt and Mr. Oughtred, who were determined to be independent directors, have previously advised that they are retiring and do not wish to stand for re-election to the Board of Directors at the Meeting.
The Board of Directors has not adopted formal categorical standards to assist in determining independence. The Board has considered the types of relationships that could be relevant to the independence of a director of the Company. These relationships are described in Schedule B to the Company’s Corporate Governance Guidelines, which guidelines are posted on our website at www.oppenheimer.com. The Board of Directors has considered the relationship of each director and has made a determination that nine of our current eleven directors are independent at this time and that seven of our nine nominees are independent.
At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet in the absence of management. During 2023, five of the seven board meetings were regular meetings. Additionally, at regular meetings of the Audit Committee (five regular meetings annually), the members of the Audit Committee, all of whom are independent, are afforded the opportunity to meet with the independent auditors and the managers of the Company’s Internal Audit Group in the absence of management. Members of the Compliance Committee, all of whom are independent, are afforded the opportunity to meet with the managers of the Company’s compliance functions in the absence of management.
The independent directors and the directors that are not independent understand the need for directors to be independent-minded and to assess and question management initiatives and recommendations from an independent perspective. The Board of Directors’ Lead Director, Mr. Friedman, is an independent director who, among other things, chairs sessions of the independent directors.
Orientation and Continuing Education
The Nominating and Corporate Governance Committee of the Board of Directors, as required by its charter, is responsible for the orientation of new directors to our business and overseeing the continuing education needs of all directors.
The Board of Directors believes that the Company is best served by a board of directors that functions independently of management and that is informed and engaged. The Board of Directors encourages the directors to maintain the skill and knowledge necessary to meet their obligations as directors. This includes support for director attendance at continuing education sessions and making available newsletters and other written materials. Our directors understand the need to maintain their knowledge and skills and avail themselves of director education literature and programs.
Board and Committee Assessments
The Board conducts a self-evaluation annually to determine whether it and its Committees are functioning effectively. The Nominating and Corporate Governance Committee develops the process for and oversees this annual self-evaluation.

Board Committees
The Board has established an Audit Committee, a Compensation Committee, a Compliance Committee and a Nominating and Corporate Governance Committee. The Audit, Compensation, Compliance and Nominating and Corporate Governance Committees are composed entirely of independent directors, as defined in the NYSE Listed Company Manual and the Company’s Corporate Governance Guidelines. The charters of each committee are available on the Company’s website at www.oppenheimer.com.
Audit Committee
The Board of Directors has an Audit Committee currently composed of five independent directors, the duties of which are set forth below.
The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.oppenheimer.com. The Audit Committee:
•
has sole authority and responsibility to nominate independent auditors for ratification by stockholders, to retain and oversee the work done by such auditors once selected, and to approve all audit engagement fees and terms (see Matter 2) and to terminate such auditors (subject to ratification by stockholders);

•
reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board of Directors;

•
reviews and discusses with the external auditors the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board of Directors;

•
evaluates the external auditors’ qualifications, performance and independence for the preceding fiscal year and reviews their fees and makes recommendations to the Board of Directors;

•
pre-approves the audit, audit-related and non-audit services provided by our independent auditors and the fee estimates for such services;

•
reviews the results of the annual audit performed by the independent auditors, including any significant findings, and recommends to the Board of Directors, if appropriate, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC;

•
reviews and approves the Audit Committee Report required by the SEC to be included in the Company’s annual proxy statement, and any other reports required by applicable laws or stock exchange listing requirements or rules;

•
reviews and receives reports from management related to operational, market, credit, legal, cyber and other Company specific risks;

•
reviews internal financial control policies, procedures and risk management, and reports to the Board of Directors;

•
meets regularly with business unit leaders to understand their risk management procedures;

•
meets with the external auditors quarterly to review quarterly and annual financial statements and reports, and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board of Directors and the stockholders;

•
reviews and approves the scope and plan of the work to be done by the Company’s internal auditors;

•
evaluates the internal auditors’ performance, including the results of any internal audits and any reports to management;

•
reviews and directs the activities of our internal audit department, meets regularly with internal audit, legal and compliance personnel and risk management committee representatives, and reports to the Board of Directors on the adequacy and effectiveness of the Company’s internal control structure and procedures, including any material deficiencies or weaknesses in, or material changes to, such internal controls or procedures;
•
reviews accounting principles and practices;

•
reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board of Directors;

•
reviews changes in accounting policies with the external auditors and management, and reports to the Board of Directors;

•
reviews and approves related party transactions and changes to or waivers of our Code of Conduct for Senior Executive, Financial and Accounting Officers; and

•
annually reviews the Audit Committee Charter and recommends and makes changes thereto as required.

All of the members of the Audit Committee, including Ms. Glasser and Ms. Spaulding, are financially literate. The Board of Directors has determined that the Audit Committee includes three financial experts and that Mr. Behrens, Mr. Dwyer and Mr. Ehrhardt, the financial experts, are independent as defined in Rule 10 A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 303A.02 of the NYSE’s Listed Company Manual. Mr. Behrens during the course of his career has spent significant time in the review of and oversight of the preparation of financial statements. Mr. Dwyer and Mr. Ehrhardt are Certified Public Accountants. Currently, none of the members of the Audit Committee simultaneously serves on the audit committee of any other public company. Mr. Ehrhardt, currently the Chair of the Audit Committee, has advised that he is retiring and does not wish to stand for re-election to the Board of Directors at the Meeting.
Compensation Committee
The Board of Directors has adopted a Compensation Committee Charter, a copy of which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compensation Committee’s objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of the Company’s corporate risk management objectives. The Compensation Committee currently has six members, all of whom are independent.
The Compensation Committee:
•
approves the compensation of Mr. A.G. Lowenthal and Mr. R.S. Lowenthal on an annual basis, including setting a base salary level and developing criteria related to incentive compensation;

•
makes recommendations to the Board of Directors with respect to our compensation policies, including recommending the compensation of executive officers other than the Chief Executive Officer;

•
monitors developments in compensation-related regulations and industry practice, and makes recommendations to the Board of Directors, as appropriate;

•
develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries;

•
reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and benefits paid and provided to our senior management and makes recommendations to the Board of Directors with respect to the compensation of senior management;

•
makes awards under and administers our 2014 and 2024 Incentive Plans, our Stock Appreciation Rights Plan and the Company’s deferred compensation plans, and supervises the delegation of authority to administer such plans to the extent permitted by plan instruments;

•
monitors compliance with the criteria of our performance-based awards or grants;

•
authorizes grants of stock options and stock awards and recommends modifications to our incentive compensation plans;

•
recommends certain compensation awards to our senior management based on criteria linked to the performance of the individual and/or our Company;

•
reviews compensation arrangements to ensure that they do not encourage excessive risk-taking and recommends compensation policies and practices to mitigate such risks;

•
reviews our compensation arrangements for our independent directors and makes recommendations on changes thereto when appropriate;

•
reviews and provides oversight of the Company’s Compensation Recovery Policy and makes recommendations on changes thereto when appropriate;

•
recommends to the Board equity-based compensation plans and compensation for non-employee directors;

•
reviews and approves our Compensation Discussion and Analysis; and

•
annually reviews the Compensation Committee Charter and recommends and makes changes thereto as required.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee Charter, a copy of which is posted on our website at www.oppenheimer.com, provides that the Nominating and Corporate Governance Committee is responsible for ensuring that our Board of Directors is composed of directors who are fully able and fully committed to serve the best interests of our stockholders. Factors considered by the Nominating and Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include skills, character, judgment, experience, ethics, integrity, diversity and compatibility with the existing Board of Directors.
The Nominating and Corporate Governance Committee currently has six members, all of whom are independent. Mr. Oughtred, currently the Chair of the Nominating and Corporate Governance Committee, has advised that he is retiring and does not wish to stand for re-election to the Board of Directors at the Meeting. The duties of this Committee are set out as follows:
•
determine the qualifications, qualities, skills and other expertise required to be a director, and develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

•
identify and screen qualified individuals for Board positions;

•
recommend additions to the Board and persons to fill vacancies on the Board;

•
review the Board’s committee structure and composition and recommend directors to serve as committee members;

•
ensure that the Board is kept up to date with respect to the regulatory environment relevant to governance issues;

•
maintain an orientation program for new directors and oversee the continuing education needs of directors;

•
oversee the evaluation of the Board and management;

•
make recommendations to assure the efficiency of Board meetings;

•
develop, review and make recommendations with respect to our Corporate Governance Guidelines;

•
oversee the Company’s corporate governance policies, practices and procedures;

•
review and approve governance reports for publication in our management proxy statement and Annual Report on Form 10-K; and

•
annually reviews the Nominating and Corporate Governance Committee’s Charter and recommends and makes changes thereto as required.

The Nominating and Corporate Governance Committee will give appropriate consideration to board nominees recommended by Class B Stockholders. Nominees recommended by Class B Stockholders will be evaluated in the same manner as other nominees. Class B Stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at our Annual Meeting of Stockholders to be held in 2025 may do so by submitting in writing such nominee’s name, in compliance with the procedures and along with the other information required by our Bylaws and Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to our Secretary, at 85 Broad Street, 22nd Floor, New York, NY 10004 within the time frames set forth under the heading “Stockholder Proposals.”
The Nominating and Corporate Governance Committee is responsible for the recruitment of persons for Board positions, and for making recommendations to the Board for the appointment of directors to fill vacancies on the Board and for nominees for the slate of directors to stand for election by vote of the Class B Stockholders at the Annual Meeting of Stockholders. In recruiting directors, and when considering the performance of incumbent directors when determining whether to recommend them for re-election, the Nominating and Corporate Governance Committee considers:
•
judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•
proven track record of sound business judgment and good business decisions;

•
specific knowledge and experience to support the development and/or implementation of business strategy;

•
business or other relevant experience, including, without limitation, understanding of financial and accounting principles and general financial literacy, appropriate knowledge of business and industry issues, prior work for public companies and previous Board experience;

•
availability for Board and committee work;

•
communication and influencing skills;

•
reputation amongst peers;

•
existing relationship(s) with the Company’s management;

•
demonstrated integrity and high ethical standards;

•
diversity of viewpoints, backgrounds, experiences and other demographics; and

•
the extent to which the interplay of the individual’s expertise, skills, knowledge and experience with that of other members of the Board will build a board that is effective, collegial and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee is also responsible for initially assessing, against the Company’s standards for directors’ independence, whether a candidate would be independent and whether continuing directors continue to be independent and advising the Board of that assessment.
Compliance Committee
The Board of Directors formed a Compliance Committee in July 2015, the charter for which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations governing its financial services businesses. The Compliance Committee is currently composed of eight of the nine independent directors, meets quarterly, or more frequently if necessary, and its responsibilities and authority include the following:
•
overseeing the Company’s policies, procedures, programs, and training relating to compliance and supervision;

•
reviewing the status of the Company’s compliance with applicable federal and state securities and other laws and the rules and regulations of any self-regulatory organization (“SRO”), as well as compliance with its internal policies, procedures and controls;

•
receiving and overseeing the assessment of internal and external data and reports relating to the Company’s compliance and supervision programs;

•
creating criteria for the Chief Compliance Officer, the Anti-Money Laundering (“AML”) Officer and other senior officers at the Company’s subsidiaries, as appropriate;

•
ensuring the independence of the Chief Compliance Officer of the Company’s subsidiaries, including ensuring that the Chief Compliance Officer has direct access to the chairperson of the Compliance Committee at all reasonable times and reports to the Compliance Committee outside the presence of management at least quarterly and at such other times as the Compliance Committee may request or direct;

•
receiving and, when appropriate, meeting to discuss, reports on any annual or periodic internal and external compliance reviews conducted by the Company or third parties, including requiring a copy of any report (and supporting notes and schedules) prepared by the Company or such third parties in connection with any such review submitted to the Committee;

•
reviewing and evaluating reports, orders, inquiries, responses, findings and other communications by or from regulators and the adequacy of the Company’s responses to regulators;

•
receiving periodic reports, no less than quarterly, but more frequently if deemed of material significance, from the Chief Compliance Officer, the AML Officer and the General Counsel of the Company’s subsidiaries and other senior compliance officers regarding (i) pending or anticipated government or SRO investigations, examinations, inquiries, demands or proceedings and material litigation, in each case which cover or would be expected to cover compliance with federal and state securities and other laws, (ii) details and factual information regarding any material claim or pattern of claims alleging that the Company is not in compliance with federal and state securities and other laws and/or other applicable laws, (iii) regulatory developments relevant to the Company’s business, and (iv) the adoption and implementation of new policies or revisions to existing compliance policies and procedures;

•
reviewing the performance of the Chief Compliance Officer, the AML Officer, and other senior compliance officers, as appropriate, and providing its assessment to the CEO and the chair of the Company’s Compensation Committee;

•
reviewing the appointment, replacement or dismissal of the Chief Compliance Officer;

•
periodically reviewing the Company’s customer complaint and conflict of interest intake and resolution function, in light of the risk of violation of federal and state laws and related risks to customers;

•
reviewing and approving revisions to fundamental Company compliance policies prior to implementation by management, including the Company’s: (i) Code of Conduct; (ii) Code of Conduct and the Importance of Personal Responsibility; and (iii) Global Anti-Money Laundering Policy;

•
periodically receiving reports from the Company’s internal audit manager regarding any regulatory or compliance audits undertaken during the previous year, including an analysis of any regulatory or compliance risks raised by such audits;

•
requesting reports from the Chief Compliance Officer and other compliance officers, the AML Officer, the General Counsel and management at the Company’s subsidiaries regarding the preparation, implementation and updating of the Company’s compliance and supervision policies, procedures, programs, training and controls;

•
receiving and, when appropriate, meeting to discuss reports on any annual or periodic examinations conducted by governmental agencies and SROs, including requiring a copy of any report (and supporting notes and schedules) prepared by such agencies or SROs in connection with any such examination to be submitted to the Compliance Committee;

•
ensuring that the full Board receives reports and materials as necessary from time to time regarding significant compliance issues and making recommendations to the full Board and/or management from time to time as the Compliance Committee deems appropriate for the development, adoption or modification of regulatory or compliance policies, procedures, programs and practices;

•
ordering, directing and overseeing any annual or periodic independent compliance or AML audit that the Compliance Committee deems necessary or appropriate, conducted by an independent firm deemed competent by the Compliance Committee to conduct such compliance or AML audit;

•
reviewing the results of any annual or periodic independent compliance or AML audit, including any significant matters regarding risk of non-compliance with federal securities and other laws; and

•
undertaking such other activities as are necessary or incidental to carrying out the foregoing duties and responsibilities.

Director Compensation
The following table describes director compensation for the year ended December 31, 2023 paid to the directors other than Mr. A.G. Lowenthal and Mr. R.S. Lowenthal, who receive no compensation in connection with their service on our Board of Directors.
2023 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)(2)(3)	(d)(2)	(h)
E. Behrens	$91,000	$117,581	$—	$208,581
T.M. Dwyer	$104,000	$117,581	$—	$221,581
W. Ehrhardt	$116,000	$117,581	$—	$233,581
P.M. Friedman	$127,000	$117,581	$—	$244,581
T.A. Glasser	$90,000	$117,581	$—	$207,581
S.J. Kanter	$22,500	$—	$—	$22,500
A.W. Oughtred	$101,000	$117,581	$—	$218,581
R.L. Roth	$87,000	$117,581	$—	$204,581
S.E. Spaulding	$—	$—	$—	$—
Notes to 2023 Director Compensation Table
(1)
In the year ending December 31, 2023 we paid directors’ fees as follows:

Annual Retainer Fee	$50,000
Board Meeting Fees	$5,000 per meeting attended in person and $2,000 per meeting attended by telephone/virtual
Committee Meeting Fees	$1,000 per meeting attended
Lead Director and Chairman of the Audit Committee	$25,000
Committee Chairmen, except Audit	$15,000

(2)
The values of restricted stock awards (granted under the Company’s 2014 Incentive Plan) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock awards are described in note 17 to our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023 which is available on our web site at www.oppenheimer.com or in paper on request. Details of restricted stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto, appearing below. Details of options and restricted stock held by our non-employee directors appear below under “Director Stock-based Compensation.”

(3)
Non-employee directors receive annual stock awards of restricted Class A Stock as determined by the full Board of Directors (2,500 restricted shares each on January 26, 2023) which vest as follows: 25% six months from the initial grant date and 25% on each subsequent one year anniversary of the grant date. Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position.

In 2023, the directors were paid directors’ fees of  $738,500 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not our employees are also entitled to the grant of stock awards under the Company’s 2014 Incentive Plan, which was adopted effective as of February 26, 2014, ratified by our stockholders on May 12, 2014 and expired by its terms on February 26, 2024. The Board of Directors subsequently adopted the Oppenheimer Holdings Inc. 2024 Incentive Plan on March 1, 2024, which adoption is subject to ratification at the Meeting (see Matter 3). Reference is made to the table under “Director Stock-based Compensation” below. Directors who are our employees are not entitled to receive compensation for their service as directors.
The Company has not made contributions to any tax exempt organizations in which an independent director serves as an executive officer.
We operate in a challenging marketplace in which our success depends upon, among other things, our ability to attract and retain non-employee directors of the highest caliber. The Board believes that we must offer a competitive non-employee director compensation program if we are to successfully attract and retain the best possible candidates for these important positions of responsibility.
Director Stock-based Compensation
The following table describes non-employee director stock-based awards held at December 31, 2023 and the numbers of unvested awards, as applicable.

Outstanding Equity Awards Table
As of December 31, 2023
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(4)	(i)	(j)
E. Behrens	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
T.M. Dwyer	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
W. Ehrhardt	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
P. Friedman	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
T.A. Glasser	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
S.J. Kanter	—	—	—	—	—	—	$ —	—	—
W. Oughtred	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
R.L. Roth	—	—	—	—	—	625 (1)	$25,825 (1)	—	—
	—	—	—	—	—	1,250 (2)	$51,650 (2)	—	—
	—	—	—	—	—	1,875 (3)	$77,475 (3)	—	—
S.E. Spaulding	—	—	—	—	—	—	$ —	—	—
Notes to Outstanding Equity Awards Table:
(1)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 28, 2021 with vesting as follows: 25% on July 27, 2021, January 27, 2022, July 27, 2023 and January 27, 2024.

(2)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 27, 2022 with vesting as follows: 25% on July 26, 2022, January 26, 2023, January 26, 2024 and January 26, 2025.

(3)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 26, 2023 with vesting as follows: 25% on July 25, 2023, January 25, 2024, January 25, 2025 and January 25, 2026.

(4)
The market value is based on the closing price of the Class A Stock on the NYSE on Friday, December 29, 2023 of  $41.32.

On January 25, 2024, the non-employee directors were each granted restricted stock awards of 3,000 shares of Class A Stock. These awards each vest in the amount of 25% on July 24, 2024, January 24, 2025, January 24, 2026 and January 24, 2027.

Option Exercises and Stock Vested
For the Year Ended December 31, 2023
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Behrens	—	—	2,500	$109,281
T.M. Dwyer	—	—	2,500	$109,281
W. Ehrhardt	—	—	2,500	$109,281
P.M. Friedman	—	—	2,500	$109,281
T.A. Glasser	—	—	2,500	$109,281
S.J. Kanter	—	—	—	$—
A.W. Oughtred	—	—	2,500	$109,281
R.L. Roth	—	—	2,500	$109,281
S.E. Spaulding	—	—	—	$—
Directors’ and Officers’ Insurance
We carry liability insurance for our directors and officers and the directors and officers of our subsidiaries. Between November 30, 2022 and November 30, 2023, our aggregate insurance coverage was $38.5 million (including Side A coverage in the amount of  $3.5 million) with a $3.5 million deductible and an aggregate annual premium of  $630,030. The coverage was renewed for a further year effective November 30, 2023 at an aggregate annual premium of  $582,899 and a deductible and Side A coverage each in the amount of  $3.5 million.
Under our Bylaws, we are obligated to indemnify our and our subsidiaries’ directors and officers to the maximum extent permitted by the DGCL. We have entered into an indemnity agreement with each of our directors and certain officers providing for such indemnities.
Stock Ownership of Board Members
For information on the beneficial ownership of securities of the Company by directors and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.
Compensation Committee Interlock and Insider Participation
Messrs. Dwyer, Ehrhardt, Friedman, Oughtred and Roth and Ms. Kanter (as of October 2023) served as members of the Compensation Committee for the fiscal year ended December 31, 2023. None of the members of the Compensation Committee is or has ever been one of our officers or employees or been a party to a transaction with our Company that qualified as a related party transaction under Company policy. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity. Mr. Ehrhardt and Mr. Oughtred have advised that they are retiring and do not wish to stand for re-election to the Board of Directors at the Meeting.

REPORT OF THE AUDIT COMMITTEE
As required by our Audit Committee Charter, the Audit Committee reports as follows:
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. It meets with management and our internal audit group and independent auditors regularly and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following with respect to fiscal 2023:
•
Reviewed and discussed with our management and Deloitte & Touche LLP our unaudited quarterly reports on Form 10-Q for the first three quarters of the year.

•
Reviewed and discussed our audited financial statements and annual report on Form 10-K for the fiscal year ended December 31, 2023 with our management and Deloitte & Touche LLP.

•
Reviewed and discussed with our internal auditors their internal control program for the year, the internal audits conducted during the year, and their testing of internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB).

•
Received written disclosure from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence.

•
Discussed with management and with Deloitte & Touche LLP the documentation and testing of our internal accounting controls in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

•
Made inquiries of senior management regarding any whistleblowing complaints of a financial nature.

•
Discussed with management and recommended to the Board the payment of four quarterly dividends during the year 2023.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2023 prepared in accordance with GAAP be included in our Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee
William Ehrhardt — Chairman
Evan Behrens
Timothy M. Dwyer
Teresa A. Glasser

REPORT OF THE COMPENSATION COMMITTEE
As required by our Compensation Committee Charter, the Compensation Committee reports as follows:
Under its charter, the Compensation Committee is required to discharge the Board of Directors’ responsibilities relating to compensation of our senior executive officers and to report on its practices to our stockholders in our annual proxy statement. The Compensation Committee, comprised of independent directors, reviewed and discussed the Compensation Discussion and Analysis that appears below with our management. In reaching its conclusions, the members of the Compensation Committee were aware of the ongoing focus of the media, the government and the general population on the compensation of executives and employees of financial service companies, compliance with applicable rules and other regulatory enactment and enforcement activities which affect the Company.
The Compensation Committee regularly monitors important developments and proposed regulations in compensation practices and seeks to see that its methodology aligns pay practices with corporate objectives and performance and does not encourage excessive risk-taking. The Compensation Committee believes that the 2023 compensation payments made to executives and employees were substantially so aligned. Based on its review and discussions, the Compensation Committee approved and recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Timothy M. Dwyer — Chairman
William Ehrhardt
Paul M. Friedman
Stacy J. Kanter
A. Winn Oughtred
R. Lawrence Roth
The Report of the Compensation Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
As required by our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee reports as follows:
•
The Nominating and Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

•
Ms. Kanter was appointed to the Board on October 26, 2023 and Ms. Spaulding was appointed to the Board on March 1, 2024 upon the recommendation of the Nominating and Corporate Governance Committee.

•
Each of Mr. Ehrhardt and Mr. Oughtred, after long and dedicated service as directors of the Company, has advised that they are retiring and do not wish to stand for re-election to the Board at the Meeting. The Nominating and Corporate Governance Committee has assessed the composition, effectiveness and size of the Board of Directors and determined that the incumbent directors are performing effectively and that a board of nine directors is appropriate for the Company. The Nominating and Corporate Governance Committee has recommended that the current directors, except for Mr. Ehrhardt and Mr. Oughtred, be nominated for election to the Board at the Meeting. The Board has endorsed that recommendation.

•
The Nominating and Corporate Governance Committee has determined that Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt, Mr. Friedman, Ms. Glasser, Ms. Kanter, Mr. Oughtred, Mr. Roth and Ms. Spaulding are independent in accordance with applicable independence standards. In addition, the Nominating and Corporate Governance Committee monitored director attendance at Board of Directors and committee meetings and has determined that each nominee for director who is presently a director meets acceptable board meeting attendance standards.

•
The Nominating and Corporate Governance Committee conducted a Board effectiveness and self-assessment review for 2023 and has reported thereon to the Board.

•
The Nominating and Corporate Governance Committee supervised the Board of Directors’ annual review of our Corporate Governance Guidelines, including our charter.

•
The Nominating and Corporate Governance Committee has developed a program to encourage the Company’s directors to maintain their skills and knowledge as directors and regularly arranges director education for the Board.

The Nominating and Corporate Governance Committee
A. Winn Oughtred — Chairman
Evan Behrens
Paul M. Friedman
Stacy J. Kanter
R. Lawrence Roth

REPORT OF THE COMPLIANCE COMMITTEE
As required by our Compliance Committee Charter, the Compliance Committee reports as follows:
•
The Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations.

•
Since the Compliance Committee was formed in July 2015, it has met regularly with the Company’s senior compliance officers, including receiving reports by the Chief Compliance Officer of the Company and its subsidiary broker-dealer and investment advisers, and quarterly reports by the Company’s AML Officer and Director of Regulatory Affairs.

•
The Compliance Committee received periodic reports on regulatory inquiries and findings, and subsequently reviewed and evaluated the sufficiency of the Company’s responses to them and the resulting actions that had been taken to address any findings.

•
The Compliance Committee also received periodic reports from various channels relating to whistleblowing, including any complaints received and the resulting response by management, if applicable.

•
In order to assure the independence of the Chief Compliance Officer of the Company, the Chief Compliance Officer reported to the Compliance Committee outside the presence of management at every meeting held by the Compliance Committee.

•
The Compliance Committee also oversaw the resourcing of the compliance functions at the Company, including staffing, systems and monitoring.

The Compliance Committee
Paul M. Friedman — Chairman
Evan Behrens
Timothy M. Dwyer
William Ehrhardt
Teresa A. Glasser
Stacy J. Kanter
A. Winn Oughtred
R. Lawrence Roth

MATTER NO. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reappointed Deloitte & Touche LLP as our independent auditors for the 2024 fiscal year subject to ratification by the Class B Stockholders at the Meeting. The Audit Committee intends to fix the remuneration of the auditors.
Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.
To be effective, this matter must be authorized by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP FOR FISCAL YEAR 2024 AND FOR THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THE AUDITORS’ REMUNERATION.
Principal Accounting Fees and Services
Deloitte & Touche LLP has served as our independent registered accounting firm since 2013. Prior thereto, PricewaterhouseCoopers LLP served as our independent registered public accounting firm since 1993. Deloitte & Touche LLP has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in us or any of our affiliates other than as our auditor.
Audit Fees, Audit-Related Fees and Tax Fees.   The fees billed to us and our subsidiaries by Deloitte & Touche LLP for the years 2023 and 2022 in connection with services provided in such years were as follows:
	Year Ended December 31,
	2023	2022
Audit fees	$2,347,298	$2,257,650
Audit-related fees	$361,539	$348,160
Tax fees	$167,595	$112,437
All other fees	$2,063	$2,863
	$2,878,496	$2,721,110
The 2023 audit fees include the fees for the audit of our annual consolidated financial statements for the year 2023 and the review of the quarterly financial statements included in the Forms 10-Q filed by us and the interim reports to stockholders sent to stockholders during the year. Audit fees also include the separate entity audits of Oppenheimer & Co. Inc., Freedom Investments, Inc., Oppenheimer Europe Ltd., Oppenheimer Investments Asia Limited, and Oppenheimer Israel (OPCO) Ltd. During 2023, Deloitte & Touche LLP provided tax compliance services for us in the U.S., the U.K, Israel and Hong Kong. In addition, during 2023, Deloitte & Touche LLP performed the audit-related services required for the production of SSAE 18 Reports for Oppenheimer & Co. Inc. Additionally, Deloitte & Touche LLP performed the mandated examinations as required by the SEC Investment Advisory Custody Rule.
The Audit Committee has the sole authority and responsibility to appoint independent auditors for ratification by stockholders, and to recommend to stockholders that independent auditors be removed. The Audit Committee has appointed Deloitte & Touche LLP as our auditors for 2024 for ratification by the Class B Stockholders at the Meeting.
The Audit Committee approves all audit engagement fees and terms in addition to all non-audit engagements and engagement fees submitted by independent auditors. The process begins prior to the commencement of the services. The fees described above were all pre-approved.

MATTER NO. 3
OPPENHEIMER HOLDINGS INC. 2024 INCENTIVE PLAN
On March 1, 2024, upon recommendation of our Compensation Committee, our Board of Directors unanimously adopted the Oppenheimer Holdings Inc. 2024 Incentive Plan (the “2024 Plan”). The adoption of the 2024 Plan is subject to ratification by our Class B Stockholders at the Meeting, and the 2024 Plan will not become effective if this ratification is not received.
The 2024 Plan replaces the Company’s 2014 Incentive Plan (“2014 Plan”) which expired by its terms on February 26, 2024. If approved at the Meeting, the 2024 Plan will become effective as of the Meeting Date. Following the expiration of the 2014 Plan, no further grants have been or will be made under the 2014 Plan and all authorized but unissued shares under the 2014 Plan that were not subject to outstanding awards under the 2014 Plan as of February 26, 2024 were cancelled upon the expiration of the 2014 Plan. All unissued shares subject to awards granted under the 2014 Plan and outstanding as of February 26, 2024 will remain outstanding and will be issued when all requirements of the award grant, including vesting requirements, are satisfied.
The 2024 Plan permits the Company to issue shares of Class A Stock to or for the benefit of employees and non-employee directors of the Company and its affiliates as part of their compensation. In assessing the appropriate terms of the 2024 Plan and the importance of equity as a component of our compensation program, our Compensation Committee considered, among other items, our compensation philosophy and practices. It is a requirement of the New York Stock Exchange, Inc. (the “NYSE”) that the 2024 Plan be ratified by the Class B Stockholders.
The grant of share-based awards under the 2024 Plan is a significant component of the Company’s compensation program for the executive officers and non-employee directors of the Company and its affiliates and for certain of Oppenheimer’s key employees. The granting of share-based awards to key personnel is intended to align their interests with those of the Class A and Class B Stockholders. Accordingly, the number of shares of Class A Stock underlying existing awards and reserved for future awards as a percentage of the issued shares of Class A and Class B Stock might be perceived as being relatively high. The Board and the Compensation Committee recognize this and have adopted a policy of maintaining the percentage of award shares of Class A Stock plus Class A Stock reserved for future share-based awards, at any one time, to not more than 20% of the number of issued shares of Class A and Class B Stock. The Company purchases and will continue to purchase shares of Class A Stock for cancellation from time to time at prices deemed appropriate, pursuant to the Company’s stock repurchase program, thus offsetting, at least in part, the issue of shares of Class A Stock under the 2024 Plan.
If the adoption of the 2024 Plan is ratified by the Class B Stockholders, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the shares of Class A Stock available for issuance under the 2024 Plan.
Summary of Material Terms of the 2024 Plan
The following summary of the material terms of the 2024 Plan is qualified in its entirety by reference to the complete text of the 2024 Plan, which is attached as Exhibit A.
Purpose.   The purpose of the 2024 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees and non-employee directors of the Company and its affiliates, additional compensation incentives for high levels of performance and productivity, and to align the interests of such employees and non-employee directors with those of the stockholders of the Company.
Eligibility.   The 2024 Plan permits grants of awards, as described in greater detail below (each, an “Award”, and collectively, “Awards”) to employees of the Company and its affiliates as well as to directors of the Company or any of its affiliates who are not active employees of the Company or any of its affiliates selected by the Committee (as defined under Administration, below). Only employees of the Company and its subsidiaries will be eligible for grants of incentive stock options (“ISOs”) under the Plan. There are approximately 3,000 employees of the Company and its affiliates as well as seven directors of the Company or any of its affiliates who are not active employees of the Company or any of its affiliates that will be eligible to participate in the 2024 Plan.
Term.   The 2024 Plan will terminate on, and no more Awards will be permitted to be granted thereunder without further stockholder approval on or after, March 1, 2034. We would seek stockholder approval earlier than 2034 if we were to use all of the 1,000,000 shares available for grant under the 2024 Plan prior to the expiration date.
Administration.   The 2024 Plan will be administered, (a) with respect to the application of the 2024 Plan to eligible employees of the Company and its affiliates, by a committee or subcommittee of the Board appointed from time to time by the Board (the “Committee”), which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3 under the Exchange Act, a “non-employee director” as defined in Rule 16b-3; and (ii) as applicable, an “independent director” as defined under the NYSE Listed Company Manual Rule 303A.02 or other applicable stock exchange rules; and (b) with respect to the application of the 2024 Plan to non-employee directors of the Company and its affiliates, the Board, notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the 2024 Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. In making determinations in respect of the 2024 Plan, neither the Committee nor the Board will have any liability for any action taken in good faith.
Shares Subject to the 2024 Plan.   Up to 1,000,000 shares of Class A Stock may be delivered pursuant to Awards granted under the 2024 Plan. These shares may be newly-issued shares or treasury shares. Each Award or share of Class A Stock underlying an Award will count as one share of Class A Stock for these purposes. If any Award granted under the 2024 Plan is forfeited, otherwise terminates or is canceled without the delivery of shares of Class A Stock, then the shares covered by such forfeited terminated or canceled Award will again become available to be delivered pursuant to Awards granted under the 2024 Plan. No shares of Class A Stock surrendered or withheld from any Award (including to satisfy federal, state, local or foreign taxes) or shares of Class A Stock tendered to pay the exercise price of any Award granted under the 2024 Plan will again become available to be delivered pursuant to Awards granted under the 2024 Plan. No more than 1,000,000 shares of Class A Stock may be issued pursuant to ISOs.
The maximum number of shares of Class A Stock that may be made subject to Stock Options, Restricted Shares or other stock-based awards granted to eligible employees during any calendar year is 700,000 shares per type of Award. The maximum number of shares of Class A Stock for all types of Awards during any calendar year that may be granted to each eligible employee is 900,000 shares. The aggregate amount of compensation to be paid to any one participant in respect of other stock-based awards denominated in dollars and performance-based cash awards and granted to such participant in any one calendar year will not exceed $15 million.
With respect to any calendar year, the maximum aggregate amount of any cash compensation taken together with the grant date fair value (determined as of the date of grant under FASB ASC Topic 718, or any successor thereto) of all Awards (whether paid in cash, or shares of Class A Stock on a current or deferred basis) granted to a director of the Company or any of its affiliates who is not an active employee of the Company or any of its affiliates as compensation for services as a non-employee director will not exceed $750,000.
In the event of any increase or decrease in the number of issued shares of Class A Stock resulting from certain corporate transactions that affect the capitalization of the Company, the Committee will adjust the number of shares of Class A Stock issuable under the 2024 Plan and the terms of any outstanding Awards in such manner as it deems appropriate to prevent the enlargement or dilution of rights.
On March 1, 2024, the closing price of a share of Class A Stock on the NYSE was $38.59.
Types of Awards.   All Awards will be confirmed by, and subject to the terms of, a written agreement executed by the Company and the participant or, in the discretion of the Compensation Committee, a grant letter from the Company (each, an “Award Agreement”), which will govern that Award’s terms and conditions. The 2024 Plan provides for grants of the following specific types of Awards:
Restricted Shares.   Restricted Shares are shares of Class A Stock that are registered in the recipient’s name, but that are subject to transfer restrictions and may be subject to forfeiture or vesting conditions for a period of time as specified in the Award Agreement. The recipient of Restricted Shares has the rights of a Class A Stockholder, including voting and dividend rights, subject to any restrictions and conditions specified in the Award Agreement.
Stock Options and Appreciation Awards.   An option entitles the recipient to purchase a share of Class A Stock at an exercise price specified in the Award Agreement (including through a cashless exercise). The 2024 Plan permits grants of options that qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified stock options. An Appreciation Award may entitle the recipient to receive shares of Class A Stock, cash or other property on the exercise date having a value equal to the excess of the market value of the underlying Class A Stock over the exercise price specified in the Award Agreement. Options and Appreciation Awards will become exercisable as and when specified in the Award Agreement but not later than 10 years after the date of grant. The 2024 Plan provides that we may not reset the exercise price for options or Appreciation Awards, or exchange any outstanding option or Appreciation Award in consideration for a new award or a cash payment, without stockholder approval and that we may not issue any options or Appreciation Awards with an exercise price less than the closing price of a share of the Class A Stock on the NYSE on the date of grant. Grants of Options and Appreciation Awards are subject to the individual limits described below.
Other Stock-Based Awards (including Performance Shares and Performance Units).   Other Stock-Based Awards are Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Class A Stock, including, but not limited to, stock equivalent units, restricted stock units, Performance Shares, Performance Units, deferred stock and deferred stock units. A Performance Unit is an unfunded, unsecured right to receive a fixed dollar amount, payable in cash or Class A Stock or a combination of both, at the end of a specified performance period upon satisfaction of the conditions specified in the Award Agreement. A Performance Share Award is the right to receive a number of shares of Class A Stock or cash of an equivalent value at the end of a specified performance period upon satisfaction of the conditions specified in the Award Agreement.
Performance-Based Cash Awards.   A Performance-Based Cash Award is a cash Award that is payable or otherwise based on the attainment of certain pre-established performance goals during a performance period upon satisfaction of the conditions specified in the Award Agreement.
Amendment.   The Board may, at any time, amend, in whole or in part, or suspend or terminate entirely the 2024 Plan, retroactively or otherwise; provided that we will not substantially impair the rights of recipients of awards without their consent unless required by law or as may be permitted by the 2024 Plan. In general, we will seek stockholder approval of any amendment of the 2024 Plan to the extent necessary to comply with any applicable law, rule or regulation.
Change in Control.   In the event of a Change in Control, unless an Award Agreement provides otherwise, a recipient’s unvested Award will not vest and will be treated as follows as determined by the Committee in its sole and absolute discretion:
•
Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be adjusted, and Restricted Shares or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other shares of Class A Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Shares or any other Award in lieu of any cash distribution;

•
Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined) per share of Class A Stock covered by such Awards, less, in the case of an Appreciation Award, the exercise price per share of Class A Stock covered by such Award; and

•
Appreciation Awards may be cancelled without payment, if the Change in Control Price is less that the exercise price per share of such Appreciation Award.

“Change in Control” and “Change in Control Price” are defined in the 2024 Plan unless the Award Agreement indicates otherwise.
Clawback Policy.   Notwithstanding any other provisions in the 2024 Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company clawback policy that may be adopted and/or modified from time to time (any such policy, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with a Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Company’s applicable Clawback Policies, as in effect from time to time (including, without limitation, any such Clawback Policies adopted to comply with applicable law or stock exchange listing requirements). See “Compensation Recovery Policy” on Page 45.
No Selling, Assigning, Pledging or Transferring Awards.   Except as provided in the 2024 Plan or the Award Agreement or by law, no Award (or any rights and obligations thereunder) granted to any person under the 2024 Plan may be sold, assigned, transferred, pledged or otherwise disposed of other than by will or by the laws of descent and distribution, and all Stock Options (and any rights thereunder) shall be exercisable during the life of the recipient only by the recipient. The Committee may adopt procedures pursuant to which some or all recipients of non-qualified stock options may transfer some or all of these Awards to an immediate “family member” as defined in Form S-8 and under conditions specified by the Committee.
Other Terms of Awards.   No recipient of any Award under the 2024 Plan will have any of the rights of a Class A Stockholder of the Company with respect to shares subject to an Award until the delivery of the shares except with respect to Awards of Restricted Shares and except as otherwise determined by the Committee.
Material U.S. Federal Tax Implications
The following is a brief description under current law of the principal U.S. federal income tax consequences generally arising with respect to Awards under the 2024 Plan. This description is not intended to, and does not, provide or supplement tax advice to recipients of Awards. Recipients are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of Awards under the 2024 Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.
Other Stock-Based Awards (including Performance Shares and Performance Units).   A recipient of an Other-Stock Based Award generally should not be subject to income taxation at grant. Instead, the recipient will be subject to income tax at ordinary rates on the fair market value of the Class A Stock (or the amount of cash) received on the date of delivery. The recipient will be subject to FICA (Social Security and Medicare) tax at the time any portion of such Award is deemed vested for tax purposes. The fair market value of the Class A Stock (if any) received on the delivery date will be the recipient’s tax basis for purposes of determining any subsequent gain or loss from the sale of the Class A Stock, and the recipient’s holding period with respect to such Class A Stock will begin at the delivery date. Gain or loss resulting from any sale of Class A Stock delivered to a recipient will be treated as long- or short-term capital gain or loss depending on the holding period.
Nonqualified Options and Appreciation Awards.   The grant of a nonqualified option (i.e., other than an ISO) or Appreciation Award generally should not result in the recognition of income for federal income tax purposes at the grant date for the recipient or the Company. Generally, upon exercising such an option or Appreciation Award, the recipient will recognize ordinary income equal to the excess of the fair market value of the vested shares of Class A Stock (and/or cash or other property) acquired on the date of exercise over the exercise price, and will be subject to FICA tax in respect of such amounts, and the Company will generally be entitled to deduct the same amount. A recipient’s disposition of Class A Stock acquired upon the exercise of a nonqualified option or Appreciation Award generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in the acquired shares of Class A Stock generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).
Special Tax Treatment of ISOs.   A recipient of ISOs under the 2024 Plan generally should not recognize taxable income upon exercising an ISO except that the alternative minimum tax may apply. Upon a disposition of Class A Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally will recognize ordinary income equal to the lesser of  (i) the excess of the fair market value of the Class A Stock at the date of exercise of the ISO over the exercise price or (ii) the amount realized upon the disposition of the ISO Class A Stock over the exercise price. Otherwise, a recipient’s disposition of Class A Stock acquired upon the exercise of an ISO for which the ISO holding periods are met generally will result in long-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in the acquired shares of Class A Stock for which the ISO holding periods are met generally being the exercise price of the ISO). The Company is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Restricted Stock.   Generally, a recipient of Restricted Stock will not have taxable income upon grant of nontransferable Restricted Stock subject to a substantial risk of forfeiture (unless the recipient elects to accelerate recognition as of the date of grant). Instead, the recipient will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares of Class A Stock determined as of the vesting date, less any amount paid for the Restricted Stock. The Company will generally have a corresponding deduction at the time that the recipient recognizes income.
Section 162(m) of the Code.   Section 162(m) of the Code generally places a $1 million annual limit on a publicly held corporation’s tax deduction for compensation paid to certain executive officers. Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), this limit did not apply to compensation that satisfied the applicable requirements for the “qualified performance-based compensation” exception to the deductibility limitation of Section 162(m) of the Code. However, under the Tax Act, effective for tax years commencing after December 31, 2017, the qualified performance-based compensation exception was eliminated (other than with respect to certain grandfathered arrangements in effect on November 2, 2017), and the limitation on deductibility generally was expanded to include all named executive officers.
Section 409A.   Some Awards under the 2024 Plan may be considered to be deferred compensation subject to special U.S. federal income tax rules (Section 409A of the Code). Failure to satisfy the applicable requirements under these provisions for Awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. To the extent applicable, the 2024 Plan and Awards granted under the 2024 Plan are intended to be structured and interpreted in a manner that either complies with or is exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.
New Plan Benefits
Future Awards to employees, officers, non-employee directors and other eligible participants under the 2024 Plan will be made at the discretion of the Committee or the Board, as applicable. Therefore, it is not possible to determine the amount or form of any Award that will be granted to any participant or the average annual stock grant rate in the future as there are many variables the Committee or the Board (as applicable) considers in granting Awards.
For information about outstanding equity Awards held by our NEOs and directors as of March 1, 2024, please refer to the Summary Compensation Table for the Year Ended December 31, 2023 on Page 51 and the 2023 Director Compensation Table on Page 23.
Equity Compensation Plan Information
The following table provides information as of December 31, 2023 regarding securities to be issued on exercise of outstanding stock options or pursuant to outstanding Restricted Shares and performance-based Awards, and securities remaining available for issuance under our equity plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)
Equity Compensation Plans approved by security holders	$1,690,006	$29.42	145,303
Equity Compensation Plans not approved by security holders	—	—	—
Total	$1,690,006	29.42	145,303

(1)
Represents outstanding stock options and restricted stock Awards.

(2)
Represents the option exercise price with respect to outstanding stock options and the grant date price for restricted stock Awards.

(3)
All shares not subject to an award were cancelled upon the expiration of the 2014 Plan on February 26, 2024.

Stockholder Resolution
The Class B Stockholders are being asked to consider and, if deemed advisable, pass the following resolutions:
RESOLVED THAT:
1.
The adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan (appearing herein as Exhibit A) by the Board of Directors on May 1, 2024 providing for the issuance of up to 1,000,000 shares of Class A Stock be and it is hereby ratified and confirmed.

2.
The proper officers and directors of the Company be and they are hereby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of the foregoing resolution.

To be effective, these resolutions must be passed by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company he intends to vote all of such Class B Stock in favor of the proposal. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE ADOPTION OF THE OPPENHEIMER HOLDINGS INC. 2024 INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
2023 Company Performance
2023 was a year in which the economy and the equity markets performed much better than in 2022. While the Federal Reserve continued raising short-term rates to a 30-year high of 5.5%, inflation began to come under control, and by year-end, it was reduced from 9.1% in June of 2022 to 3.4% in December of 2023. At the same time, the unemployment rate ended the year at 3.7%, implying that the Fed may end the era of low rates and Quantitative Easing without causing a recession.
The impact of higher rates was felt throughout the economy, as consumers and home buyers made adjustments to their purchasing plans. We also witnessed the carnage created on bank balance sheets as the value of Treasury bonds fell, causing multiple high profile regional banks to collapse. Equity markets, while volatile, ended the year with the S&P 500 up by 24.2%.
The capital markets remained closed for most of the year and, for most issuers, providing little opportunity for an improvement in investment banking. On the other hand, this period has provided ample opportunity for us to meet and add a number of highly experienced bankers in both corporate finance and public finance. The closing of several regional banks in March 2023 provided reassurance that we are an investment firm and an investment bank and should continue our focus on the business we know.
During the past year, revenues totaled $1.2 billion, and net income was $30.2 million (or $2.81 basic earnings per share), compared to $1.1 billion and $32.4 million (or $2.77 basic earnings per share) in 2022. This represents an increase of 12.4% in our total revenue. The year was heavily impacted by settlements of arbitrations arising from the activities of a long-departed financial advisor and the settlement with the SEC of charges related to Off-Channel Communications (i.e., texting). The cost of the two issues was approximately $70 million, pre-tax. On the other hand, our results were positively impacted by record bank sweep deposit income and margin interest income of approximately $250.5 million in 2023 versus $155.1 million in 2022.
Under our repurchase authorization and a Dutch Auction tender offer, we took advantage of the lower level of our share price and bought back 900,518 shares for $35 million, at an average price of  $39.00 per share. At year-end, the Company had a total of 10,186,783 shares of Class A Stock outstanding with our book value rising to a record valuation of  $76.72 per share as compared to $72.41 at the end of 2022. In total, the Company returned aggregate capital of nearly $42 million to shareholders through the combination of dividends and share repurchases.
Despite excess legal and regulatory costs, we were able to deliver profitable results for the 2023 year owing to the diversity and countercyclical nature of our revenue streams. In particular, bank deposit sweep income and interest income on margin loans notably increased throughout the year, as both received an outsized benefit from the short-term rate increases enacted by the Federal Reserve increasing short-term interest rates by 425 basis points since the beginning of the year. Additionally, we remained focused on managing our costs and maintaining discipline on our overall expense levels.
•
In the Wealth Management businesses, fiscal 2023 was rewarded by a rising equity market, raising our fee-based income, as well as increasing revenue from our FDIC cash sweep program by over 65% and increasing interest revenues by over 72% due to rising interest rates. The rising equity market and new client additions to their accounts increased our assets under administration to $118.2 billion at year-end and our assets under management to $43.9 billion.

•
The Company continued to be focused on helping advisors succeed and assisting them in harnessing the Company’s resources to see that their clients’ investment portfolios can stand the rigors of a challenging market. The Company worked to attract new talent, both experienced advisors and training new advisors to build our ranks.

•
Capital Markets results were again disappointing, resulting from the continued downturn in corporate issuances. As a result, the revenue from underwriting of both equity and fixed income securities declined 7.7% compared to 2022, as well as our revenue from Merger and Acquisition fees for advice rendered in corporate transactions. The Investment Banking Division continued to improve its competitive position by the addition of experienced bankers during the year as we continued to invest in our business, looking forward to improved levels of activity.

•
We saw our regulatory net capital end the year at $453.6 million and our excess net capital for regulatory purposes end at $435 million, well above regulatory requirements.

•
The Company also continued to invest in our technology platform, providing better and more timely information and reporting to our clients and employees in order to maintain the highest level of client service. In addition, we completed moving our primary data processing facilities from New York City to a more remote location, thus assuring continuity of service under all conditions. We also made advancements in our technology platform to aid critical decision-making in controlling risks and continued to invest in cybersecurity to ensure systems and client safety.

•
In 2023, we invested in and redefined our brand, leveraging research and insights from our employees, advisors, clients and prospects, and subsequently recognizing that our brand isn’t just a name, but a representation of our identity and mission to stand out in the market. We developed our positioning line: “The Power of Oppenheimer Thinking.” This phrase encapsulates our commitment to empowering clients through exceptional investment insight and collaborative effort. We then launched our advertising campaign in early April in major media outlets and deployed new brand assets across all channels.

•
We invested in methods that support hybrid work expectations driven by digital technology and remote capabilities. Our practices evolve to meet the shifting demands of our business, including reducing our real estate footprint at every opportunity as we adjust to the business realities of reduced attendance in a post-pandemic world.

•
We worked on Board refreshment and aligning Board skills and experiences with our strategic priorities. To that end, the Board recently named two new directors, Stacy Kanter and Suzanne Spaulding, who will bring diversity, fresh perspectives and expertise that complement the talents and experience of the Oppenheimer Board as we continue to focus on delivery for our shareholders and clients.

2023 Compensation Highlights
The Compensation Committee and the Board of Directors believe that the policies and practices described in the following Compensation Discussion and Analysis provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.
For example:
•
our Named Executives do not generally have employment agreements;

•
our Named Executives do not receive supplemental retirement benefits;

•
our Named Executives generally do not receive any perquisites that are not available to all employees, other than access to one parking space for our Chief Executive Officer;

•
our incentive compensation practices are reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

•
our Chief Executive Officer’s and our President’s annual salary and incentive compensation are established by the Compensation Committee, which is composed of independent directors;

•
a substantial portion of our Chief Executive Officer’s and our President’s compensation is variable and is normally driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters; and

•
we approved an updated compensation recovery policy which provides for the recovery of the amount of erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to the material non-compliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
Some highlights of our 2023 compensation decisions include the following:
•
The Company’s financial performance was weaker than in 2022 and, accordingly, our general bonus allocations were subsequently lower than in the prior year;

•
Except for Mr. McKigney, base salaries paid to our Named Executives in 2023 were not increased from 2022 levels;

•
The weaker performance of the Company resulted in reduced incentive compensation increases for our Named Executives as compared to the prior two years; and

•
On January 25, 2024, the Compensation Committee awarded a total of 311,140 restricted shares of Class A Stock to our employees. Of these restricted shares, 184,790 shares will cliff vest three years from the date of the grant and 126,350 will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period.

The foregoing 2023 Company Performance and Compensation Highlights do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Compensation Discussion and Analysis set forth below which, together with our Annual Report on Form 10-K for the year ended December 31, 2023, should be read in its entirety for a more complete understanding of our compensation policies, practices, and the compensation awarded to, earned by, or paid to our executive officers for 2023.
Compensation Discussion and Analysis
The following pages include our Compensation Discussion and Analysis.
Introduction
The following Compensation Discussion and Analysis describes the material elements of compensation for our named executive officers identified in the “Summary Compensation Table” (the “Named Executives”). The Compensation Committee, which is comprised entirely of independent directors, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management; and (iii) annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal, our Chief Executive Officer, and Mr. R.S. Lowenthal, our President.
Certain processes and procedures of the Compensation Committee are discussed below, including its role in dealing with the Chief Executive Officer’s compensation and the compensation of the other Named Executives. The Compensation Committee considers recommendations from the Chief Executive Officer with respect to the compensation of the Named Executives (other than the Chief Executive Officer himself), as it does on compensation matters such as aggregate year-end allocation of incentive compensation and stock awards for all of our other employees.
The day-to-day design and administration of health benefits, the deferred compensation plans, the 401(k) plan and other employee benefit plans and policies applicable to salaried U.S.-based employees in general are handled by our Human Resources, Finance and Legal Departments.
The Compensation Committee determined to review the financial performance of the Company in 2023 and consider specific financial and certain non-financial metrics in determining compensation for the Chief Executive Officer and the President. The Compensation Committee subsequently reviewed the performance of the Company in 2023 and considered the financial and non-financial metrics set forth below in determining compensation for the Chief Executive Officer and the President and made incentive compensation awards to the Chief Executive Officer and the President as more fully set forth below.
Objectives and Policies
The Compensation Committee’s objective is to provide a compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation in order to foster the creation of shareholder value and align the interests of management with shareholders. Our compensation policy with respect to our Named Executives, including the Chief Executive Officer, has the following objectives:
•
recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns;

•
reward executives for annual performance, as well as for growth in enterprise value over the long-term;

•
provide a competitive compensation package relative to peers and competitors;

•
ensure effective utilization and development of talent by employing appropriate management processes; and

•
avoid excessive risk taking.

Our compensation framework for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus and grants of share-based compensation (typically other stock-based awards). The Compensation Committee also reviews compensation arrangements to ensure that a portion of the Named Executives’ compensation is directly related to corporate performance, appropriate risk management and other factors that directly and indirectly influence stockholder value.
The Compensation Committee reviewed a “peer group” of public companies in 2023 to guide its decision making process with respect to compensation for such year. This peer group included the following companies: Piper Sandler & Co., Stifel Financial Corp., Raymond James Financial, Inc., Evercore Inc. and Houlihan Lokey. In addition, to further understand the compensation practices of large financial services institutions, the Compensation Committee reviewed compensation practices at Bank of America Corporation, Barclays PLC, Citigroup Inc., Credit Suisse Group AG, Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Morgan Stanley, and UBS Group AG.
While these companies provided a context for broad parameters and a framework for the Compensation Committee’s 2023 decisions for our Chief Executive Officer and our President, the determination of the amounts granted and the form of grant was set with reference to our own business model as more fully detailed below. The Compensation Committee also used these peer group companies and broad studies of companies similar to our Company in revenue as well as other financial services companies to set a context for our recommendations to the Board on non-employee director compensation practices. See “Director Compensation.”
The Compensation Committee had retained Pay Governance LLC, an independent outside compensation consultant that the Compensation Committee believes is an unbiased source of information, for purposes of assisting the Compensation Committee with respect to a program for executive compensation that meets the Compensation Committee’s goals and objectives.
The Compensation Committee believes that incentive-based variable compensation should generally comprise the vast majority of total annual compensation for the Named Executives because it ties their pay to their individual performance and the performance of our Company.
The Compensation Committee believes that:
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the Named Executives are in positions to influence corporate strategy and execution;

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tying the majority of total compensation to incentive payments helps ensure focus on our strategic goals;

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the Named Executives’ compensation is both variable and “at risk” and will thus depend upon our Company producing annual financial results that build enterprise value;

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the volatile nature of our market-driven businesses should be reflected in our compensation practices; and

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our share-based compensation generally cliff vests after three or five years from the date of the grant, and therefore aligns the executive officer with a continuing interest in enterprise value, and further, to long term shareholder returns.

The Compensation Committee makes recommendations to the Board with respect to total compensation, including an annual bonus and grants of share-based awards, if appropriate, for our Named Executives and other senior executives. The Compensation Committee believes that a significant portion of the Named Executives’ compensation should be variable compensation that should also be “at-risk” based on the performance and behavior of the Named Executives. When recommending share-based awards, the Compensation Committee considers the performance of the employee and the degree to which the employee has a long-term interest in the Company’s success. All share-based awards are priced at fair market value on the grant date, are subject to vesting periods, and are typically conditioned upon the employee’s continued active employment with the Company for a significant period of time.
The Compensation Committee believes that, as stockholders, the Named Executives, other senior executives and selected employees will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term, and it currently uses share-based awards and a series of overlapping vesting periods to accomplish that objective. The Compensation Committee is cognizant of the impact of the accounting guidance on our financial results and strives to balance the granting of stock options and other forms of stock-based incentives with the other objectives of executive compensation set forth above. Since the adoption of accounting guidance on Share-Based Payment, on January 1, 2006, requiring us to expense stock options, we have granted only a very limited number of stock options and none to the Named Executives. At March 1, 2024, we had 1,462,943 shares of Class A Stock which are the subject of current share-based compensation arrangements (of which 311,140 were issued in January 2024) and subject to vesting requirements, and 1,074,924 shares available for issuance to executives and select employees that were cancelled effective February 26, 2024 as a result of the expiration of the 2014 Plan. In January 2011, we established a compensation recovery (“clawback”) policy, which policy was subsequently amended in March of 2017 and again in October of 2023 and which permits us to recover certain incentive-based compensation in specified circumstances. See discussions under “Stock Option Grants,” “Stock Awards” and “Compensation Recovery Policy” below.
Compensation arrangements for most of our senior executive officers generally involve a significant component of compensation which is contingent on our Company’s performance and the individual performance of each senior executive officer, and is typically paid in the form of an annual cash bonus (which permits individual performance to be evaluated and recognized on an annual basis) and share-based awards (which directly link a portion of their compensation to stock price appreciation realized by our stockholders). The annual cash bonus and share-based awards are determined and made in the year following the performance year to allow the Compensation Committee to review the full year financial results of the Company. The Compensation Committee believes that this approach best serves the interests of stockholders by enabling us to structure compensation in a way that meets the requirements of the highly competitive environment in which we operate, while ensuring that senior executive officers are compensated in a manner that advances our long-term interests and those of our stockholders. For the Chief Executive Officer’s compensation arrangements, see discussion under “2023 Chief Executive Officer Compensation” below.
The Compensation Committee, like the Board and management as a whole, recognizes the importance and need to continue the enhancement of the Company’s compliance culture and policies and the effectiveness thereof to enhance the overall profitability and endurance of the franchise. To this end the Compensation Committee, in approving compensation for senior executive officers, including the Named Executives, and other executives and employees in positions with compliance responsibilities, emphasizes compliance as a part of the review of such employee’s compensation.
Consideration of Say-On-Pay Votes
We conducted an advisory stockholder vote on executive compensation in May of 2011, 2014, 2017, 2020 and 2023. The results of the 2011, 2014, 2017, 2020 and 2023 votes were to affirm our compensation practices as disclosed in the Compensation Discussion and Analysis for the fiscal years 2010, 2013, 2016, and 2022 and attendant tables and narratives and the compensation paid to our Named Executives. The Compensation Committee considered the 2011, 2014, 2017, 2020 and 2023 votes and may consider such votes at future Compensation Committee meetings when establishing executive compensation arrangements in the future, but notes that the stockholder votes are non-binding and, in the future, the Compensation Committee and Board may make executive compensation arrangements that are inconsistent with the advisory votes should they determine that such arrangements are not in the interest of the Company.

Performance evaluation and total compensation timing
It has been our practice to determine an approximate aggregate cash bonus pool available to our Chief Executive Officer and other senior executives on or before December 31st of the fiscal year-end in which the performance was delivered for accounting and tax purposes. However, our practice is to determine individual cash bonuses and make any grants of long-term share-based awards to our Chief Executive Officer, President and other senior executives in the first 60 days of the following year, based upon their performance in the prior fiscal year.
While we believe our process and timing of making performance-related judgments on annual total compensation is sound, reasonable and consistent with industry standards, it does not correspond to the proscribed accounting period standards for compensation expenses nor for compensation disclosure. Elements of the total compensation for our Chief Executive Officer and other senior executives are thus recorded in different accounting years and are not captured in the proscribed tables in this proxy statement or in our financial statements in a manner which accurately reflects the Compensation Committee’s judgments about performance for the fiscal year. Because of this disparity, we have made a practice of disclosing any share-based awards and their terms that are granted in the first 60 days of the following year for our Named Executives and our employees taken as a whole in our proxy statements. We do this so that stockholders can see the Compensation Committee’s judgments about total compensation and how total compensation relates to the Company’s and the executives’ prior year’s performance by combining salary for the relevant fiscal year plus cash bonuses and any stock awards granted in the first 60 days of the following year.
Determination of 2023 Compensation
The Compensation Committee, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management, and makes recommendations to the Board of Directors with respect to the compensation of senior management; and (iii) develops criteria on an annual basis related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal. For a discussion of the compensation for the Chief Executive Officer, see the section entitled “2023 Chief Executive Officer Compensation” below.
The Compensation Committee makes recommendations to the Board after consultation with and receiving recommendations from the Chief Executive Officer with respect to each Named Executive who is not a member of the Board as to their annual salary and annual bonus and also makes grants of share-based awards by reference to the executive’s position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:
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the Named Executive’s responsibilities relative to our total shareholder return, revenue and net income, use of invested capital and degree of firm capital at risk;

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the Named Executive’s impact on key strategic initiatives; and

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the Named Executive’s performance and contributions to the management of the Company.

The Chief Executive Officer assessed each Named Executive’s (other than the Chief Executive Officer himself), as well as other senior officers’, performance under the foregoing criteria and reviews such assessment with the Compensation Committee.
Our non-financial or qualitative performance assessment criteria for our Named Executives (as appropriate in different competencies) include:
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strategic thinking;

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risk management;

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integrity;

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business judgment;

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building and facilitating a corporate culture of ethical, compliant and responsible behavior;

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leadership;

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managing employee performance and morale; and

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financial responsibility.

Base Salary.   The base salaries of our Chief Executive Officer and Mr. R.S. Lowenthal are set by the Compensation Committee. Salaries paid to senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer, based on his assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in our industry. The Compensation Committee then makes recommendations to the Board of Directors with respect to base salaries. Except for Mr. McKigney, base salaries paid to the Named Executives in 2023 were not increased from 2022 levels.
Annual Cash Bonus.   Bonuses paid to our senior executive officers are reviewed annually by the Compensation Committee after considering recommendations made by the Chief Executive Officer based on his assessment of the performance of the Company, the individual contribution of each senior executive officer to such performance and their competencies. Mr. R.S. Lowenthal is paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. The Compensation Committee then makes recommendations to the Board of Directors with respect to annual cash bonuses. Senior executive officers, including the Chief Executive Officer, may be offered the right to elect to defer a portion of their annual bonus and performance-based compensation under our Executive Deferred Compensation Plan (“EDCP”) or the Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP”), each a non-qualified unfunded plan. In addition, under the CMDP, an officer may be made the subject of a mandatory deferral of cash compensation. No officer made a deferral into the EDCP in 2023. Mr. R.S. Lowenthal was the subject of a mandatory deferral of  $900,000 into the CMDP for the 2023 performance year. See “Deferred Compensation Plans” below.
Stock Option Grants.   Under the 2014 Plan, our senior executive officers and employees may be granted stock options by the Compensation Committee based upon a variety of considerations. Due to the relatively high cost of expensing stock option awards under applicable accounting guidance, we have limited our use of this form of award in favor of stock awards.
Stock Awards.   Under the 2014 Plan, our and our subsidiaries’ executive officers and employees are granted stock awards by the Compensation Committee based upon recommendations from the Chief Executive Officer (except for the Chief Executive Officer himself) and other considerations relating to the contribution and performance of the specific award recipient. Mr. A.G. Lowenthal and Mr. R.S. Lowenthal are paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. In addition, stock awards may be given as an inducement to employment for new employees or as a retention tool for existing employees. Stock awards are generally subject to a significant vesting period and we believe that these awards are useful in retaining and motivating our executive personnel. On January 25, 2023, the Compensation Committee awarded a total of 274,410 shares of restricted Class A Stock to our employees. Of these restricted shares, 190,640 shares will cliff vest three years from the date of the grant and 83,500 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano was awarded 3,500 shares, Mr. McKigney was awarded 3,000 shares and Mr. Watkins was awarded 2,500 shares. Additionally, Mr. R. S. Lowenthal was awarded 20,000 shares and Mr. A.G. Lowenthal was awarded 30,000 shares as part of the results of their 2022 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods. On January 25, 2024, the Compensation Committee awarded a total of 311,140 shares of restricted Class A Stock to our employees. Of these restricted shares, 184,790 shares will cliff vest three years from the date of the grant and 126,350 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano, Mr. McKigney and Mr. Watkins were each awarded 3,500 shares. Additionally, Mr. R. S. Lowenthal was awarded 20,000 shares and

Mr. A.G. Lowenthal was awarded 40,000 shares as part of the results of their 2023 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods.
No Backdating or Spring Loading.   We do not backdate stock awards or grant them retroactively. In addition, we generally make our stock awards at regular times each year. We do not plan to coordinate grants of stock awards so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Our stock awards are granted by the Compensation Committee at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee’s hire), with all required approvals obtained in advance of or on the actual grant date. All grants of stock awards to employees are made by the Compensation Committee.
Fair Market Value.   Fair market value has been consistently determined, as required by the 2014 Plan, as the share closing price on the NYSE on the grant date.
Stock Ownership and Trading Policy.   Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position. All sitting directors either meet that criteria, or are on a track to do so. There are no such ownership expectations for the Named Executives or other employees. The Company prohibits our executive officers and directors (and their immediate family members and affiliates) from short selling, dealing in publicly-traded options, or dealing in any other type of derivative security related to our Class A and Class B Stock.
Negative Discretion.   Notwithstanding anything to the contrary in the Company’s incentive compensation plans and equity-based plans, the Compensation Committee may, in its sole discretion, reduce or eliminate the bonus amount or grant or award otherwise payable to any participant for a particular performance period at any time prior to the payment of bonuses or grants or awards to participants for such performance period.
Compensation Recovery Policy.   In January 2011, the Compensation Committee recommended and the Company established a compensation recovery policy, subsequently updated in March of 2017 and again in October of 2023, that affects incentive compensation paid to its executive officers. In the event of an accounting restatement due to the material non-compliance with any financial reporting requirement under the securities laws, including correcting an error that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected, or left uncorrected, in the current period, the Company is required to recover the amount of any excess incentive-based compensation paid to its executive officers (both current and former, as determined by the Compensation Committee) for the three fiscal years before the determination that a restatement is required and any transition period within or immediately following those three completed fiscal years. The policy defines incentive-based compensation as any compensation granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, such as revenue, stock price or total shareholder return. The amount recovered includes the excess of any incentive-based compensation paid to any executive officer based upon the erroneous data over the incentive-based compensation that would have been paid to the executive officer had it been based upon the restated results without regard to any taxes paid, as determined by the Compensation Committee.
Beneficiaries that have received stock awards have an agreement whereby such awards are subject to such clawback provisions as are described in the immediately preceding paragraph. All senior executives and other employees holding restricted stock awards are subject to such provisions. Until such time as any new policies are developed and implemented by the Company, the Company will not hesitate to pursue recourse against any employee in the case of employee fraud or misconduct.
Deferred Compensation Plans.
Executive Deferred Compensation Plan.   The Executive Deferred Compensation Plan (the “EDCP”) provides for voluntary deferral of year-end bonuses by our senior executives, which deferral option may or may not be offered in a given year. These voluntary deferrals can be deferred on a tax-free basis until a specified future time and are not subject to vesting. We do not make contributions to the EDCP for the Named Executives and other senior level executives. None of the Named Executives made a contribution to the EDCP for fiscal year 2023.
Investment Banking and Capital Markets Deferred Compensation Plan.   On December 15, 2021, the Company adopted the Oppenheimer & Co. Inc. Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP” or the “Plan”) for eligible employees in the Capital Markets business segment. An employee is eligible to participate in the Plan if the employee (i) is an Investment Banking Division employee of Oppenheimer & Co. Inc. with a title of Associate or above whose previous year’s salary and bonus exceeded $200,000, or (ii) is a professional working in the Oppenheimer & Co. Inc. Capital Markets Division (but not the Investment Banking Division) who is designated by the Plan Administrator (in its sole discretion) as eligible to participate in the Plan. The CMDP has both mandatory and elective contributions. The amount of compensation subject to mandatory deferral (“Bonus Deferral Credit”) is based on a schedule maintained by the Plan Administrator (which is the Compensation Committee) from time to time. The Bonus Deferral Credits vest ratably over a period of three years and are distributed upon vesting. For the elective portion, a participant is eligible if their base salary and bonus exceed $500,000 and he or she may elect to defer up to 50% of the total of their base salary and bonus amounts (“Elective Deferral Credit) for a five year or 10 year period. The Elective Deferral Credit is 100% vested at all times. The Company provides a Matching Credit of 10% of the Elective Deferral Credit which vests on the last day of the Performance Year (as defined in the CMDP) attributable to the Matching Credit. The Elective Deferral Credit and the Matching Credit are distributed in lump sums in the year following the fifth or tenth anniversary of the last day of the Performance Year (as defined in the CMDP), depending on the participant’s election. At December 31, 2023, the Company’s obligation related to the CMDP totaled $28,448,009 ($13,783,456 of which has vested), which amount is comprised of Bonus Deferral Credits. Eligibility for Elective Deferral Credits begins in 2023 for elections made in December 2021. Mr. R.S. Lowenthal was the subject of a mandatory deferral contribution of  $900,000 to the CMDP for the 2023 performance year. Additionally, he made an elective deferral contribution of  $330,000 to the CMDP in 2024.
Further description of the Company’s deferred compensation arrangements can be found in note 17 to our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended on December 31, 2023.
Stock Appreciation Rights.   The Company has awarded stock appreciation rights (“OARs”) to certain employees (none of whom are the Named Executives) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards are granted once per year in January with respect to the prior year’s production. The OARs vest five years from the grant date and are settled in cash on vesting. Further description of the OARs can be found in note 17 of our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Profit Interests.   Oppenheimer Principal Investments LLC (“OPI”) is a Delaware special purpose “Series” limited liability company formed in December 2020 and designed to retain and reward talented employees of the Company, primarily in connection with the deployment of Company capital into successful private market investments, and also in connection with the Company’s receipt of non-cash compensation from investment banking assignments. OPI is designed to promote alignment of Company, client and employee interests as they relate to profitable investment opportunities. This program acts as an incentive for senior employees to identify attractive private investments for the Company and its clients, and as a retention tool for key employees of the Company. OPI treats its members as partners for tax purposes generally and with respect to the separate Series formed to participate in (i) the incentive fees generated by successful client investments in the Company’s Private Market Opportunities program, or (ii) principal investments made by the Company or a portion of the gains thereon, either through the outright purchase of an investment or consideration earned in lieu of an investment banking fee or other transaction fee. Employees who become members of a Series receive a “profit interest”, as that term is used in Internal Revenue Service (“IRS”) regulations, and receive an allocation of capital appreciation of the investment held by the particular Series that exceeds a threshold amount established for each Series. Participating employees are also subject to vesting and forfeiture requirements for each Series investment.

Benefits.   The Named Executives who are U.S.-based salaried employees participate in a variety of benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We help ensure a productive and focused workforce through a healthcare program and our other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full-time employees and no others beyond those described in this Compensation Discussion and Analysis. Our qualified 401(k) Plan allowed employees to contribute up to $22,500 for 2023 plus an additional $6,500 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave us so long as their account balance is $5,000 or more. We do not sponsor a pension plan for our employees.
Perquisites.   We provide one perquisite to our Chief Executive Officer: Mr. A.G. Lowenthal has a Company-paid parking arrangement. The primary purpose of this parking arrangement is to minimize distractions from the executive’s attention to important corporate matters. Perquisites are quantified in the “Summary Compensation Table” below and detailed in the “All Other Compensation Table” below.
We do not provide the Named Executives with any other perquisites, such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. Except as described below, we do not provide loans to executive officers, other than margin loans in margin accounts with us in connection with the purchase of securities (including our securities), which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability. See “Certain Relationships and Related Party Transactions,” below.
Separation and Change in Control Arrangements.   Our Named Executives, other than Mr. Watkins, are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control.
B. Watkins Employment Arrangement.   The Company provided Mr. Brad M. Watkins with an offer letter, dated May 6, 2022, that stipulates that he will serve as Executive Vice President and Chief Financial Officer of the Company, Oppenheimer & Co. Inc. and certain subsidiaries and affiliated entities on an “at-will” basis. Pursuant to his offer letter, Mr. Watkins is to receive an annual base salary of  $300,000 and is eligible to receive a discretionary cash bonus with respect to each complete calendar year during which he remains employed, as well as deferred or other stock awards as may be determined by the Compensation Committee, including a deferred stock award of 10,000 shares of Class A Stock upon commencement of his employment vesting on the fifth anniversary of the issuance date (the “Initial Grant”). Pursuant to his offer letter, Mr. Watkins is also eligible to receive, during his first five years of employment if he is terminated other than “For Cause” (as defined in the offer letter), an amount of separation pay in an amount equal to (i) a minimum of eight months of his then base salary and a prorated bonus payment equal to 67% of the amount that is equal to the average of his last three years of discretionary cash bonuses or such lesser number of years if he is employed less than three years, and (ii) 10,000 times the closing price of the Class A Stock on the NYSE on his termination date times a percentage equal to the number of whole months (but not days) elapsed since the date of the Initial Grant divided by sixty. Mr. Watkins has agreed to provide the Company with at least 120 days prior written notice of his retirement, resignation or other termination of employment and not to recruit the Company’s employees or clients for a period of one year following the termination of his employment.
2023 Chief Executive Officer Compensation
Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is paid an annual base salary set by the Compensation Committee, incentive compensation in the form of a cash bonus, and a long term incentive payment usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, our Chief Executive Officer’s incentives are substantially all quantitative measures driven off the Company’s core business model and designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to our Chief Executive Officer based on qualitative measures.

Mr. A.G. Lowenthal’s role in determining our success or failure has a very significant bearing on our ultimate results and financial condition because of the nature of his responsibilities as Chief Executive Officer. Therefore, the Compensation Committee has determined that a high proportion of his annual compensation should be subject to variability to reflect our Company’s results and those of key performance indices. The variability is reflected in the table below showing the components of compensation on the left hand side with approximate percentages that serve as a target for the components in any given year.
Overview of CEO Compensation Structure
At the conclusion of 2023, the Compensation Committee reviewed the financial performance of the Company against financial metrics, the most important of which are set forth in the table above, as well as evaluating Mr. A.G. Lowenthal’s performance against various non-financial, qualitative metrics, such as his fostering of corporate culture, his advocacy of ethical and financial responsibility, his risk management responsibilities, and his strategic leadership.
By applying the 2023 results to the framework set out above, the Compensation Committee determined to grant a performance award for Mr. A.G. Lowenthal and directed that he be paid $450,000 in cash and a stock award of 40,000 shares of the Company’s Class A Stock, the cash value of which was $1,595,600 at the date of grant based on the closing price of the Class A Stock on the NYSE on January 25, 2024 of  $39.89, which award will cliff vest on the earlier of  (i) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death.
The Compensation Committee continued Mr. A.G. Lowenthal’s base salary for 2024 at $500,000, unchanged from 2023. The compensation above does not include a distribution received by Mr. A.G. Lowenthal from the EDCP during fiscal year 2023 of  $2,458,436.
2023 Compensation Arrangement for R.S. Lowenthal
Mr. R.S. Lowenthal, President of the Company and Head of Investment Banking at Oppenheimer & Co. Inc., is a Director and son of Mr. A.G. Lowenthal. In accordance with the Compensation Committee Charter with respect to compensation of Named Executives who are also Directors, the Compensation Committee is required to approve Mr. R.S. Lowenthal’s compensation, which it does in consultation with Mr. A.G. Lowenthal in his capacity as CEO. Mr. R.S. Lowenthal is paid an annual base salary, incentive compensation in the form of a cash bonus, and a long term incentive payment, usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, Mr. R.S. Lowenthal’s incentives are normally substantially quantitative measures driven off of the overall results of the Company’s business model and the results of the Company’s Investment Banking Division, and are designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to Mr. R.S. Lowenthal based on qualitative measures.
After reviewing the Company’s 2023 performance, the Compensation Committee subsequently evaluated compensation for Mr. R.S. Lowenthal based upon both financial and non-financial, qualitative measures. At the conclusion of 2023, the Compensation Committee took note of the overall revenue, pre-tax income and total shareholder return for the Company, as well as the revenue and pre-tax income reported by the Investment Banking Division. Additionally, the Compensation Committee considered various non-financial factors, including Mr. R.S. Lowenthal’s management of Company risk, his leadership of senior management, the creation of the CMDP, his work related to cybersecurity vulnerabilities, and his dual-role as both President of the Company and Head of Investment Banking at Oppenheimer & Co. Inc.
By applying the 2023 results to the framework set out above, the Compensation Committee determined to grant a Performance Award for Mr. R.S. Lowenthal and directed it be paid $4,500,000 in cash ($900,000 of which was the subject of a mandatory deferral contribution to the CMDP, and $330,000 of which was electively deferred) and a stock grant of 20,000 shares of Class A Stock, which grant was issued on January 25, 2024 and the cash value of which was $797,800 based on that day’s closing price of the Class A Stock on the NYSE of  $39.89. The award will cliff vest in five years, subject to Mr. R.S. Lowenthal being continuously employed by the Company until that date.
CEO Pay Ratio
We believe that executive pay must be consistent and internally equitable in order to motivate employees to perform in ways that create and enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay that our executive officers receive and the pay that our non-executive employees receive. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2023 to that of all other employees for the same period. The compensation for our CEO was approximately 19 times the median pay of our domestic employees.
Our CEO-to-median employee ratio is calculated in accordance with SEC requirements pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2023 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2023, the last day of our payroll year and who had been employed by us for the entire 2023 fiscal year. We included all employees, whether employed on a full-time, part-time or seasonal basis, except for those employees employed by non-U.S. subsidiaries, which make up less than 5% of our employee population. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees who were not employed by us for all of 2023. We believe that the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately 5% of our employees receive annual equity awards.
After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology that we use for the Named Executives as set forth in the “2023 Summary Compensation Table”. The annual total compensation for 2023 was $7,026,420 (see footnote 1 below) for our CEO and $122,000 for our median employee.
As illustrated in the table below, our 2023 CEO to median employee pay ratio is 58:1.
CEO to Median Employee Pay Ratio
	CEO	Median Employee
Base Salary	$500,000	$100,000
Stock Awards (1)	$3,612,234	$—
Non-equity Incentive Plan Compensation	$450,000	$22,000
Nonqualified Deferred Compensation Earnings (2)	$2,458,436	$—
All Other Compensation	$5,750	$—
Total	$7,026,420	$122,000

(1)
This amount represents the grant date fair value of a 30,000 share award granted on January 25, 2023 (for the 2022 performance year) which remains subject to vesting on the earlier of five years or Mr. Lowenthal’s date of death, as well as share awards that vested in 2023.

(2)
This amount represents the distributions received by the CEO from the EDCP in fiscal year 2023 which is composed of deposits made to the EDCP in years prior to 2007 plus earnings thereon.

U.S. Internal Revenue Code Section 162(m)
Section 162(m) of the Code (“Section 162(m)”) generally limits the tax deductibility of annual compensation in excess of  $1,000,000 paid to our Chief Executive Officer, our President, our Chief Financial Officer and our two other most highly compensated executive officers whose compensation is required to be disclosed in this proxy statement, subject to an exception for qualified performance-based compensation that was eliminated by recent tax reform legislation under the Tax Cuts and Jobs Act (the “TCJA”), beginning January 1, 2018. The TCJA also expanded the scope of  “covered employees” whose compensation may be subject to this deduction limit by, among other things, now treating the principal financial officer as a covered employee.
As a result of the passage of the TCJA, the Company will no longer be able to deduct annual compensation in excess of  $1,000,000, other than certain amounts that are paid pursuant to binding contracts in effect prior to November 2, 2017 which were not materially modified after such date. The Compensation Committee and the Board of Directors believe that there are substantial benefits to be derived from defined performance-based compensation for key executives. In the future, the Compensation Committee expects to grant compensation, including compensation tied to performance, that may not be deductible for federal income tax purposes.

SUMMARY COMPENSATION TABLE
For the Year Ended December 31, 2023
The following table sets forth the total annual compensation paid or accrued by us to or for the account of our Chief Executive Officer, President and our Chief Financial Officer for the three years ended December 31, 2023. In an effort to provide more complete disclosure, the table lists the next two most highly paid executive officers of our principal subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc., whose total cash compensation for the year ended December 31, 2023 exceeded $100,000.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)(5)	(b)	(c)	(d)(1)	(e)(2)	(f)(2)	(g)(1)	(h)(3)	(i)(4)	(j)
A. G. Lowenthal Chairman, CEO and Director of the Company and Oppenheimer & Co. Inc.	2023	$500,000	$—	$1,350,600	$—	$450,000	$2,458,436	$5,750	$4,764,786
	2022	$500,000	$—	$4,838,750	$—	$500,000	$2,493,303	$5,750	$8,337,803
	2021	$500,000	$—	$3,371,500	$—	$5,000,000	$2,152,953	$5,750	$11,030,203
R. S. Lowenthal President and Director of the Company and Head of Oppenheimer & Co. Inc.’s Investment Banking business	2023	$300,000	$—	$900,400	$—	$4,500,000	$852,826	$—	$6,553,226
	2022	$300,000	$—	$1,935,500	$—	$5,000,000	$454,403	$—	$7,689,903
	2021	$300,000	$—	$2,298,750	$—	$10,000,000	$—	$—	$12,598,750
P. Albano Senior Managing Director and Head of Oppenheimer & Co. Inc.’s Fixed Income Business	2023	$300,000	$1,200,000	$161,245	$—	$—	$—	$250	$1,661,495
	2022	$300,000	$1,200,000	$135,485	$—	$—	$—	$—	$1,635,485
	2021	$300,000	$1,900,000	$183,900	$—	$—	$—	$—	$2,383,900
B. McKigney President of Oppenheimer Asset Management Inc.	2023	$275,000	$850,000	$135,060	$—	$—	$—	$—	$1,260,060
	2022	$225,000	$1,000,000	$116,130	$—	$—	$—	$—	$1,341,130
	2021	$225,000	$1,500,000	$153,250	$—	$—	$—	$—	$1,878,250
B. Watkins CFO of the Company and Executive Vice President and CFO of Oppenheimer & Co. Inc.	2023	$300,000	$500,000	$112,550	$—	$—	$—	$—	$912,550
	2022	$125,000	$500,000	$333,900	$—	$—	$—	$—	$958,900
	$—	$—	$—	$—	$—	$—	$—	$—	$—
Notes to Summary Compensation Table:
(1)
The Bonus and Non-Equity Incentive Plan Compensation amounts are not reduced by the Named Executive’s election, if any, to defer receipt of bonuses into the EDCP or to convert a portion of his or her bonus into the purchase of Class A Stock. None of these conditions applied in 2023, although Mr. R.S. Lowenthal was subject to a mandatory deferral of  $900,000 into the CMDP for the 2023 performance year. He made an elective deferral contribution of  $330,000 into the CMDP for the 2024 performance year.

(2)
The values of stock options (granted under the 2014 Plan) and stock awards (granted under the 2014 Plan) represent the grant date fair value of awards granted in the fiscal year for the prior performance year. The fair value of the stock awards is determined based upon the grant date closing price of the Class A Stock, adjusted for the present value of the dividend to be received upon vesting. The underlying assumptions and methodology used to value our stock options and stock awards are described in further detail in our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee. Details of stock options and stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto appearing below. Awards granted in January of 2024 (which awards are not included in this table) when added to the prior year’s cash bonus and salary, taken together, yield the total annual compensation awarded for the performance of the Named Executives for 2023.

(3)
We have the EDCP, a nonqualified deferred compensation plan into which senior executives, including the Named Executives, could elect to defer some or all of their year-end bonuses. No Named Executive made a deferral in 2024 for the 2023 performance year. We also have the CMDP, a nonqualified deferred compensation plan for Capital Markets Division employees. Mr. R.S. Lowenthal was the subject of a mandatory deferral into the CMDP of  $900,000 for the 2023 performance year, and he elected to defer $330,000 of his compensation for the 2024 performance year. No above-market earnings were recorded. The amounts in the table above for Mr. A.G. Lowenthal represent the distributions received by the CEO from the EDCP in fiscal year 2023 and prior years which are composed of deposits made to the EDCP in the years prior to 2007 plus earnings thereon. Details about the earnings from the EDCP appear below in the “Nonqualified Deferred Compensation Table.”

(4)
See the chart below — “All Other Compensation Table” — for a description of the amounts appearing in column (i). All other compensation includes perquisites and commission income.

(5)
The two executive officers of Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc. appearing in the table are not officers of Oppenheimer Holdings Inc. and they do not perform any policy making functions for Oppenheimer Holdings Inc.

All Other Compensation Table
For the Year Ended December 31, 2023
Name	Parking	Commissions
	(a)	(b)
A.G. Lowenthal	$5,750	$—
P. Albano (1)	$—	$250
R.S. Lowenthal	$—	$—
B. McKigney	$—	$—
B. Watkins	$—	$—
Notes to All Other Compensation Table:
(a)
We have one parking space at 85 Broad Street, New York, NY which is included in the terms of the lease for the head-office premises. A.G. Lowenthal uses this space. The cost ascribed to the parking space reflects current commercial terms.

(1)
Mr. Albano received $250 as a referral fee.

Grants of Plan-Based Awards
For the Year Ended December 31, 2023
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
A.G. Lowenthal (1)	1/25/2024	—	—	—	40,000	$1,487,200
A.G. Lowenthal (1)	1/25/2023	—	—	—	30,000	$1,350,600
A.G. Lowenthal (1)	1/27/2022	—	—	—	125,000	$4,838,750
A.G. Lowenthal (1)	1/28/2021	—	—	—	110,000	$3,371,500
R.S. Lowenthal (2)	1/25/2024	—	—	—	20,000	$743,600
R.S. Lowenthal (2)	1/25/2023	—	—	—	50,000	$900,400
R.S. Lowenthal (2)	1/27/2022	—	—	—	75,000	$1,935,500
R.S. Lowenthal (2)	1/28/2021	—	—	—	38,500	$2,298,750
Notes to Grants of Plan-Based Awards Table:
(1)
The application of the 2023 framework produced an incentive compensation award for Mr. A.G. Lowenthal that the Compensation Committee directed be paid of  $450,000 in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 30,000 shares of the Company’s Class A Stock, which award will “cliff” vest on the earlier of  (a) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death. Also see “2023 Chief Executive Officer Compensation” above.

(2)
The application of the 2023 framework produced an incentive compensation award for Mr. R.S. Lowenthal that the Compensation Committee directed be paid of  $4,500,000 ($900,000 of which was subject to a mandatory deferral and $330,000 of which was electively deferred) in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 20,000 shares of the Company’s Class A Stock, which award will “cliff” vest in five years from the date of the grant. Also see “2023 Compensation Arrangement for R.S. Lowenthal” above.

Outstanding Equity Awards Table
As of December 31, 2023
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(11)	(i)	(j)
A.G. Lowenthal	—	—	—	—	—	75,472 (1)	$3,118,503	—	$—
	—	—	—	—	—	40,000 (2)	$1,652,800	—	$—
	—	—	—	—	—	37,000 (3)	$1,528,840	—	$—
	—	—	—	—	—	110,000 (4)	$4,545,200	—	$—
	—	—	—	—	—	125,000 (6)	$5,165,000	—	$—
	—	—	—	—	—	30,000 (9)	$1,239,600	—	$—
P. Albano	—	—	—	—	—	4,000 (1)	$165,280	—	$—
	—	—	—	—	—	5,000 (2)	$206,600	—	$—
	—	—	—	—	—	6,000 (5)	$247,920	—	$—
	—	—	—	—	—	3,500 (7)	$144,620	—	$—
	—	—	—	—	—	3,500 (10)	$144,620	—	$—
R.S. Lowenthal	—	—	—	—	—	18,868 (1)	$779,626	—	$—
	—	—	—	—	—	38,500 (2)	$1,590,820	—	$—
	—	—	—	—	—	75,000 (4)	$3,099,000	—	$—
	—	—	—	—	—	50,000 (6)	$2,066,000	—	$—
	—	—	—	—	—	20,000 (9)	$826,400	—	$—
B. McKigney	—	—	—	—	—	5,000 (1)	$206,600	—	$—
	—	—	—	—	—	5,000 (2)	$206,600	—	$—
	—	—	—	—	—	5,000 (4)	$206,600	—	$—
	—	—	—	—	—	3,000 (6)	$123,960	—	$—
	—	—	—	—	—	3,000 (9)	$123,960	—	$—
B. Watkins	—	—	—	—	—	10,000 (8)	$413,200	—	$—
	—	—	—	—	—	2,500 (9)	$103,300	—	$—
Notes to Outstanding Equity Awards Table:
(1)
Stock awards to the Named Executives were granted on January 31, 2019 and vest on January 30, 2024, subject to the individuals being employed by the Company on the vesting date.

(2)
Stock awards to the Named Executives were granted on January 29, 2020 and vest on January 28, 2025, subject to the individuals being employed by the Company on the vesting date.

(3)
Stock awards to the Named Executives were granted on June 3, 2020 and vest on January 28, 2025, subject to the individuals being employed by the Company on the vesting date.

(4)
Stock awards to the Named Executives were granted on January 28, 2021 and vest on January 27, 2026, subject to the individuals being employed by the Company on the vesting date.

(5)
Stock awards to the Named Executives were granted on January 28, 2021 and vest on January 27, 2024, subject to the individuals being employed by the Company on the vesting date.

(6)
Stock awards to the Named Executives were granted on January 26, 2022 and vest on January 25, 2027, subject to the individuals being employed by the Company on the vesting date.

(7)
Stock awards to the Named Executives were granted on January 26, 2022 and vest on January 25, 2025, subject to the individuals being employed by the Company on the vesting date.

(8)
Stock awards to the Named Executives were granted on August 1, 2022 and vest on July 31, 2027, subject to the individuals being employed by the Company on the vesting date.

(9)
Stock awards to the Named Executives were granted on January 25, 2023 and vest on January 24, 2028, subject to the individuals being employed by the Company on the vesting date.

(10)
Stock awards to the Named Executives were granted on January 25, 2023 and vest on January 24, 2026, subject to the individuals being employed by the Company on the vesting date.

(11)
The market value is based on the closing price of the Class A Stock on the NYSE on Friday, December 29, 2023 of  $41.32.

On January 25, 2024, the Named Executives were awarded an aggregate of 70,500 shares of Class A Stock as follows: Mr. A.G. Lowenthal was awarded 40,000 shares of Class A Stock, Mr. R.S. Lowenthal was awarded 20,000 shares of Class A Stock, Mr. Albano was awarded 3,500 shares of Class A Stock, Mr. McKigney was awarded 3,500 shares of Class A Stock, and Mr. Watkins was awarded 3,500 shares of Class A Stock. The shares awarded to Mr. Albano will vest on January 24, 2027. The shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will vest on January 24, 2029. Each award is subject to the recipient being employed by the Company on the vesting date, except for Mr. A.G. Lowenthal’s award, which vests on the earlier of the vesting date or his death.
Option Exercises and Stock Vested
For the Year Ended December 31, 2023
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
A. G. Lowenthal	—	$—	—	$—
R.S. Lowenthal	—	$—	—	$—
P. Albano	—	$—	—	$—
B. McKigney	—	$—	—	$—
B. Watkins	—	$—	—	$—
Nonqualified Deferred Compensation
For the Year Ended December 31, 2023
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at 12/31/23 ($)
(a)	(b)	(c)(2)	(d)(2)	(e)(2)
A. G. Lowenthal (1)(3)	—	$—	$362,195	$4,951,954
R.S. Lowenthal (1)(4)	—	$—	$167,005	$2,444,763
P. Albano (1)	—	$—	$—	$—
B. McKigney (1)	—	$—	$—	$—
B. Watkins (1)	—	$—	$—	$—
Notes to Nonqualified Deferred Compensation Table:
(1)
The Named Executives did not elect to make a contribution in 2023 to the EDCP. Mr. R.S. Lowenthal was subject to a mandatory deferral of  $900,000 to the CMDP in 2023. He also made a voluntary elective deferral of  $330,000 to the CMDP in 2023.

(2)
We do not make contributions to the EDCP with respect to voluntary deferrals. The aggregate balances shown in column (e) of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer (included as part of the amount in column (g), if any, of the “Summary Compensation Table” above), plus earnings (or losses). Such earnings (or losses) for fiscal 2023 are reflected in column (d) of the “Nonqualified Deferred Compensation Table” and represent appreciation based on investments selected by the Named Executives. Mr. R.S. Lowenthal was subject to a mandatory deferral under the CMDP, which contribution is reflected in column (c). Account balances are invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP or the CMDP, they also elect when the amounts will ultimately be paid out to them. Distributions may be made either in a specific future year or at a time that begins after retirement. In accordance with Section 409A of the Code, in general, distribution schedules cannot be accelerated (other than for hardship) and, to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun. The deferred amount is a liability of the Company and subject to the risks of the business.
(3)
All of the amounts contributed by Mr. A.G. Lowenthal to the EDCP were previously reported as compensation to him in the “Summary Compensation Table” for the applicable year.

Realized pay for fiscal 2023
To supplement the SEC required disclosure in the “Summary Compensation Table” we have included the following additional table which shows the total compensation actually realized by each Named Executive for fiscal 2023.
The Company believes that this table is useful to stockholders as it reflects the compensation actually realized for 2023 by the Named Executives. The “Summary Compensation Table”, as calculated under SEC rules, includes several items that are driven by accounting, actuarial and timing assumptions, which are not necessarily reflective of compensation actually realized by an executive in any particular reporting year.
Our Company’s pay practices are not well reflected in these SEC-mandated tables because we used long-term (three to five year cliff vesting) stock awards to recognize and reward executive performance accomplishments beyond their annual cash bonuses (but typically within their performance framework, where we use them) to ensure a strong relationship between our senior executives’ ongoing performance and ongoing stockholder value creation. In the “Summary Compensation Table”, these stock awards are part of Total Compensation in the year presented in the Table and are valued on the award date, even though they typically cliff-vest three to five years after the award date and will be valued at vesting at the then market price of our Class A Stock. For additional information, please see “Performance evaluation and total compensation element timing” in the “Compensation Discussion and Analysis,” above.
Realized pay for salary, bonus/non-equity incentive plan compensation and stock awards for fiscal 2023 was equal to 75% of the values shown in the “Summary Compensation Table” for our Chief Executive Officer and between 72% and 108% for our other Named Executives. The table below shows realized compensation for fiscal 2023 for each Named Executive.
Realized Pay for Fiscal 2023 Table
Name	Salary	Bonus	Vested Stock Awards	Vested Stock Options	Non-Equity Incentive Plan Compensation	Total	% of Reported
	(a)	(b)(1)	(c)(2)	(d)(2)	(e)(1)	(f)	(g)(3)
A.G. Lowenthal	$500,000	$—	$2,621,634	—	$450,000	$3,571,634	75%
R.S. Lowenthal	$300,000	$—	$236,150	—	$3,270,000(4)	$3,806,150	72%
P. Albano	$300,000	$1,200,000	$108,629	—	$—	$1,608,629	97%
B. McKigney	$275,000	$850,000	$236,150	—	$—	$1,361,150	108%
B. Watkins	$300,000	$500,000	$—	—	$—	$800,000	88%
Notes to Realized Pay for Fiscal 2023 Table
(1)
Reflects amounts earned based on fiscal 2023 performance.

(2)
Reflects the aggregate value of stock awards and stock options that were awarded in prior years and vested during fiscal 2023 and are shown here to present a clear picture of total currently earned executive compensation. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our Class A Stock on the NYSE on the vesting date.

(3)
Represents the percentage of Total Compensation in the Realized Pay for Fiscal 2023 Table to Total Compensation (column j) in the Summary Compensation Table. For purposes of calculating the percentage in column (g) for Mr. A.G. Lowenthal the value of his deferred compensation distribution and the value of his parking space were subtracted prior to calculating the percentage above.

(4)
The Compensation Committee granted a Performance Award to Mr. R. S. Lowenthal for 2023 in the amount of  $4,500,000, $3,270,000 of which was paid in cash, $900,000 of which was the subject of a mandatory deferral contribution to the CMDP and $330,000 of which was electively deferred. See “2023 Compensation Arrangement for R. S. Lowenthal.”

Compensation Policies and Risk
The Compensation Committee, the Board as a whole and senior management believe that the Company’s compensation policies and practices are not likely to have a material adverse effect on the Company. The Company is necessarily in the business of taking risks to facilitate its customer-oriented businesses and certain proprietary trading activities. As a result, there is no assurance that the Company will not sustain trading or other losses in pursuing its businesses. However, in that context, we believe our compensation policies, together with our control systems and risk management procedures, generally act as mitigation against, rather than an encouragement of, employees taking excessive risk exposure with firm capital.
A substantial portion of the Company’s incentive compensation practices are related to employees situated in departments that do not create firm financial risk in conducting their advisory-style businesses. Other commitment and underwriting-related activities (which do involve firm-level risk) are regularly monitored by the firm’s Commitment Committees, and such risks are further mitigated by the practice of paying modest salaries and year-end-only bonuses to the managers and employees in these activities.
For groups in the firm that do take frequent firm risk positions in conducting their businesses, the Company employs various risk controls, trading reserves and compensation hold-back policies which are designed to protect the firm against excessive risk-taking with firm capital. These include generally conservative position limits, monthly and quarterly compensation hold-backs and/or charge-backs as well as year-end carry-over policies for groups that are compensated on monthly or quarterly intervals. In addition, for some trading groups, mark-down policies are imposed that are designed to prevent holding stale or unsalable inventories; and for others, compensation accrual at settlement date rather than trade date is utilized where appropriate. We also employ strict price monitoring policies for reviewing trading positions and the monitoring of all such prices by a group reporting directly to the Chief Financial Officer outside the control of interested individual department heads.
Our senior department managers in areas which place firm capital at risk are paid salaries and year-end-only bonuses from the aggregate results of their departments, a mitigating factor against excessive risk-taking within their areas of responsibility. We also have a substantial mitigating effect against excessive risk-taking by our employees due to our Chief Executive Officer’s incentive compensation arrangement which is annual, and includes diverse criteria for any incentive payments.
Our Compensation and Audit Committees coordinate their activities and oversight where compensation and risk activities intersect and the Board conducts ongoing risk-oriented reviews of firm operating units presented by management concurrently with most Audit Committee meetings, and conducted annual Compensation Committee reviews of each of these specific risk/compensation practices. Please see “Risk Management” for further information.
This concludes our Compensation Discussion and Analysis.

Pay Versus Performance
The Compensation Committee, in consultation with the Chief Executive Officer, developed various performance criteria related to incentive compensation for the Named Executive Officers, as further discussed in the “Determination of 2023 Compensation” section. When applying this criteria, it utilized the following financial performance measures as the most important measures to link performance of the Company to the compensation actually paid to the Named Executive Officers, including the compensation paid to the Chief Executive Officer, for fiscal year 2023:
•
Total shareholder return;

•
Net income; and

•
Total revenue.

The table below illustrates “Pay Versus Performance” as described in Item 402(v) of Regulation S-K of the Exchange Act, and compares, for each year listed below, the total compensation of our Principal Executive Officer (who is our Chief Executive Officer, “PEO”) and the average total compensation of our Named Executive Officers (“NEOs”) as set forth above in the “Summary Compensation Table” and the compensation “actually paid” to such officers, utilizing the adjustments described in footnote (1) below. In addition, the table sets forth the cumulative total shareholder return (“TSR”) of the Company for the applicable period, as well as a comparison to a select “peer group” of companies.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income	Total Revenue
					Total S/H Return	Peer Group Total S/H Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$4,764,786	$4,678,473	$2,289,333	$2,241,325	$164	$180	$30,272,000	$1,248,825,000
2022	$8,337,803	$7,320,256	$1,847,292	$1,584,637	$160	$141	$32,110,000	$1,110,941,000
2021	$11,030,203	$15,757,927	$4,742,450	$5,161,976	$179	$161	$158,964,000	$1,394,035,000
(1)
Amounts represent total compensation paid subject to adjustments for each fiscal year to the amounts listed under the “Stock Awards” section of the “Summary Compensation Table” to include (x) the fair value of share-based awards granted in the covered and prior fiscal years that are outstanding and unvested at the end of the covered fiscal year; (y) the full value of awards granted in prior fiscal years that vest in the covered fiscal year; and (z) the full value of awards that are forfeited in the covered fiscal year.

The following charts are intended to depict the relationship between (i) the executive compensation actually paid to our PEO (our CEO) and the average total compensation actually paid to the other NEOS; and (ii) the compensation described in (i) above and the three financial measures that the Company believes to be the most important financial measures to link performance of the Company to the compensation actually paid to the NEOs, including our CEO in each of the three years: (x) total shareholder return, (y) net income, and (z) total revenue.

Security Ownership of Certain Beneficial Owners and Management
Our authorized capital includes 99,665 shares of Class B Stock, all of which were issued and outstanding, and 50,000,000 shares of Class A Stock, of which 10,357,376 shares of Class A Stock were issued and outstanding, and 50,000,000 shares of Preferred Stock, none of which were outstanding as of March 1, 2024.
The following table sets forth certain information regarding the beneficial ownership of each class of our stock as of March 1, 2024 with respect to (i) each person known by us to beneficially own, or exercise control or discretion over, more than 5% (except as otherwise indicated) of any class of our stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers named in the “Summary Compensation Table” set forth herein and (iv) our directors, nominees for director and executive officers as a group. The address of each beneficial owner for which an address is not otherwise indicated is: c/o Oppenheimer Holdings Inc., 85 Broad Street, New York, NY 10004.
For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of stock which such person or group has the right to acquire within 60 days after March 1, 2024. The percentage of shares deemed outstanding is based on 10,357,376 shares of Class A Stock and 99,665 shares of Class B Stock outstanding as of March 1, 2024. In addition, for purposes of computing the percentage of Class A Stock owned by each person, the percentage includes all Class A Stock issuable upon the exercise of outstanding options held by such persons within 60 days after March 1, 2024.
There are no outstanding rights to acquire beneficial ownership of any Class B Stock.
Mr. A.G. Lowenthal has advised us that he intends to vote all of the Class B Stock owned and controlled by him for each of the matters referred to in the Notice of Meeting to be voted on at the Meeting.
	Class A Stock		Class B Stock
Name of Beneficial Owner — Ownership as of March 1, 2024	Shares	%	Shares	%
Morris Propp (1)	892,443	8.6%	—	—
Executive Officers, Directors and Director Nominees:
A.G. Lowenthal (2)	3,291,692	31.7%	97,128	97.5%
R. S. Lowenthal (4)	78,966	*	650	*
B. Watkins (3)	—	*	—	—
E. Behrens (3)	4,125	*	—	—
T.M. Dwyer (3)	20,625	*	—	—
W. Ehrhardt (3)	35,475	*	—	—
P.M. Friedman (5)	20,625	*	—	—
T.A. Glasser (3)	10,625	*	—	—
S.J. Kanter	—	—	—	—
A.W. Oughtred (3)	21,275	*	—	—
R.L. Roth (3)	10,625	*	—	—
S.E. Spaulding	—	—	—	—
Executive Officers, Directors and Director Nominees as a group (12)	3,494,033	33.7%	97,838	98.2%

*
Less than 1%

(1)
Based solely on Schedule 13G filed with the SEC on June 21, 2021 by Morris Propp and related filers. Such parties’ addresses are contained in their Schedule 13G, which can be found at www.sec.gov.

(2)
With respect to the Class A Stock, A.G. Lowenthal holds 159,642 shares directly and is also the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 3,115,768 shares of Class A Stock. Mr. Lowenthal holds 16,282 shares of Class A Stock through the Oppenheimer 401(k) Plan. With respect to the Class B Stock, Phase II Financial

Inc., a Delaware corporation wholly-owned by Mr. Lowenthal (“Phase II”), is the holder of record of all such shares. In the event of Mr. Lowenthal’s death or incapacity, control of Phase II would pass to Mr. Lowenthal’s spouse.
(3)
Stock is held directly.

(4)
R.S. Lowenthal owns 74,795 shares of Class A Stock directly and 4,171 shares of Class A Stock through the Oppenheimer 401(k) Plan. R.S. Lowenthal is a limited partner in Phase II Financial L.P., which is included in the total number of shares of Class A Stock reported by A.G. Lowenthal in (2) above.

(5)
P.M. Friedman owns 20,625 shares of Class A Stock through the Paul M Friedman Living Trust.

There are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of our Company.
All shares of Class A Stock authorized under the 2014 Plan have been approved by the Class B Stockholders. A description of the 2014 Incentive Plan appears in note 17 of our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023. The 2014 Plan expired by its terms on February 26, 2024. Shares underlying outstanding awards survive the termination of the plan. Shares available for future issuance were cancelled.
Class A Stock authorized for issuance under such share-based plans as of March 1, 2024 is as follows:
Plan	Number of shares of Class A Stock to be issued upon exercise of outstanding options or upon vesting of restricted stock or stock awards	Weighted average exercise price of outstanding awards	Number of shares of Class A Stock remaining available for future issuance
2014 Incentive Plan	1,462,943	$35.49	—
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report in this proxy statement any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).
To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2023 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with. All other Section 16(a) filings requirements are currently up to date.
Stock Buy-Back
On May 15, 2020, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 530,000 shares of the Company’s Class A Stock, representing approximately 4.2% of its 12,636,523 then-issued and outstanding shares of Class A Stock. This authorization supplemented the 98,625 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 628,625 shares authorized and available for repurchase at May 15, 2020.
On February 28, 2022, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 518,000 shares of the Company’s Class A Stock, representing approximately 4.2% of its 12,322,073 then issued and outstanding shares of Class A Stock. This authorization supplemented the 12,407 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 530,407 shares authorized and available for repurchase at February 28, 2022.

On May 24, 2022, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 550,000 shares of the Company’s Class A Stock, representing approximately 4.6% of its 11,863,559 then issued and outstanding shares of Class A Stock. This authorization supplemented the 71,893 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 621,893 shares authorized and available for repurchase at May 24, 2022.
On July 29, 2022, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 536,500 shares of the Company’s Class A Stock, representing approximately 4.8% of its 11,251,930 then issued and outstanding shares of Class A Stock. This authorization supplemented the 4,278 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 540,778 shares authorized.
On December 13, 2022, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 543,000 shares of the Company’s Class A Stock, representing approximately 5.0% of its 10,867,660 then issued and outstanding shares of Class A Stock. This authorization supplemented the 144,034 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 687,034 shares authorized.
During the year ended December 31, 2022, the Company purchased and canceled an aggregate of 1,684,287 shares of Class A Stock for a total consideration of  $60.6 million ($36.00 per share). As of December 31, 2022, 687,034 shares remained available to be purchased under the share repurchase program. During the year ended December 31, 2021, the Company purchased and canceled an aggregate of 177,192 shares of Class A Stock for a total consideration of  $7.7 million ($43.67 per share). As of December 31, 2021, 223,821 shares remained available to be purchased under the share repurchase program.
On May 31, 2023, the Company announced the commencement of a modified “Dutch Auction” tender offer to purchase up to $30.0 million of its Class A Stock at a price not less than $34.00 per share or more than $40.00 per share. The Company completed its repurchases pursuant to the tender offer on July 6, 2023, when it successfully repurchased and cancelled 437,183 shares of Class A Stock at $40.00 per share for an aggregate purchase price of  $17.49 million. As a result, the Company had 10,447,392 shares outstanding on July 6, 2023 after the purchase.
During the year ended December 31, 2023, the Company purchased and canceled an aggregate of 463,335 shares of Class A Stock for a total consideration of  $17.6 million ($38.07 per share) under its share repurchase program. As of December 31, 2023, 223,699 shares remained available to be purchased under its share repurchase program.
On March 1, 2024, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 518,000 shares of the Company’s Class A Stock, representing approximately 5% of its 10,357,376 then issued and outstanding shares of Class A Stock. This authorization supplemented the 120,155 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 638,155 shares authorized.
Any such share purchases will be made by the Company from time to time in the open market at the prevailing open market price using cash on hand, in compliance with the applicable rules and regulations of the New York Stock Exchange and federal and state securities laws and the terms of the Company’s senior secured debt. All shares purchased will be canceled. The share repurchase program is expected to continue indefinitely. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of Class A Stock. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.
Certain Relationships and Related Party Transactions
Indebtedness of Directors and Executive Officers
The following sets out information with respect to the aggregate indebtedness of our directors and executive officers under securities purchase and other programs. On December 31, 2023 and since that date, none of our directors and the executive officers were or have been indebted to us.

Indebtedness of Directors and Executive Officers Under
(I) Securities Purchase and (2) Other Programs
Name and Principal Position	Involvement of Company or Subsidiary	Largest Amount Outstanding During 2023 ($)	Amount Outstanding as of March 1, 2024 ($)	Financially Assisted Securities Purchases During 2023 (#)	Security for Indebtedness	Amount Forgiven During 2023 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs
N/A
Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
R.S. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
During 2023, certain of our directors, executive officers and senior officers of Oppenheimer & Co. Inc., our subsidiary, maintained margin accounts with Oppenheimer & Co. Inc. in connection with the purchase of securities (including our securities). These margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability.
Other Relationships and Transactions
Mr. R.S. Lowenthal, the son of Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is President of the Company and Head of Oppenheimer & Co. Inc.’s Investment Banking business and is compensated with a base salary and a Performance-Based Cash Award for each fiscal year determined by the application of a framework containing specific financial metrics established by the Compensation Committee annually based upon the performance of the Investment Banking business for the fiscal year and certain other performance criteria established by the Compensation Committee. Mr. R.S. Lowenthal became a Director in May 2013.
Our Code of Conduct contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, senior executives and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.
Our directors, senior executives and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.
Pursuant to the Audit Committee Charter, the Audit Committee is tasked with reviewing and approving all related party transactions.

STOCKHOLDER PROPOSALS
The Delaware General Corporation Law (the “DGCL”), which governs our Company, provides that certain registered or beneficial holders of shares entitled to vote at a meeting of stockholders may, in accordance with the provisions of the DGCL, submit a notice to us of a proposal that the holder wishes to be considered by the stockholders entitled to vote at a meeting of stockholders. In order for any stockholder proposal to be included in the proxy statement for the next annual meeting of stockholders of the Company following the Meeting, the proposal must be submitted to the Company at its office at 85 Broad Street, New York, NY 10004 (Attention: Secretary) prior to January 31, 2025.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Holders of Class A and Class B Stock or other interested parties may communicate with the Board of Directors, including the Lead Director or our independent directors as a group by e-mail to info@opco.com (Attention: Board of Directors) or by mail to:
Oppenheimer Holdings Inc.
Board of Directors
c/o Secretary
85 Broad Street
New York, NY 10004
All such correspondence will be forwarded to the Lead Director or to any individual director or directors to whom the communications is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Secretary has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.
WHERE YOU CAN FIND MORE INFORMATION
Our Annual Report on Form l0-K for the year ended December 31, 2023 also serves as our 2023 Annual Report to Stockholders. It is available to view and print online on our website at www.oppenheimer.com on the Investor Relations page. A stockholder who wants to receive a paper or email copy of our Annual Report on Form 10-K for the year ended December 31, 2023 must request one. The report is available, without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee.
You can find our recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy materials on our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. A stockholder who wants to receive a copy of any of our Current Reports on Form 8-K must request one by (1) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. You may read and copy our reports, proxy statements and other information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of our reports, proxy statement and other information by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Oppenheimer Holdings Inc., that file electronically with the SEC. The address of the SEC’s Internet website is www.sec.gov.
Additional information relating to us is available on our website at www.oppenheimer.com.

You should rely only on the information contained in this proxy statement to vote on the proposals set forth herein. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 15, 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than March 1, 2024, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to our Class B Stockholders shall create any implication to the contrary.
OTHER INFORMATION
Our Board of Directors is aware of no other matters, except for those incident to the conduct of the Meeting, that are to be presented to Class B Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
By Order of the Board of Directors,
Dennis P. McNamara,
Secretary
March 15, 2024

Exhibit A
OPPENHEIMER HOLDINGS INC.
2024 INCENTIVE PLAN
(Effective May 6, 2024)
ARTICLE I
PURPOSE
The purpose of the Oppenheimer Holdings Inc. 2024 Incentive Plan (the “Plan”), effective May 6, 2024, the date that the Plan is approved by the Company’s Class B stockholders (the “Effective Date”) is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees and non-employee directors of the Company and its Affiliates (as defined below), additional compensation incentives for high levels of performance and productivity, and align the interests of such employees and non-employee directors with those of the stockholders of the Company.
From and after the Effective Date, the Plan shall replace and supersede the 2014 Plan (as defined below), and no additional awards shall be made under the 2014 Plan.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1.   “2014 Plan” shall mean the Oppenheimer Holdings Inc. 2014 Incentive Plan (Effective as of February 26, 2014).
2.2.   “Acquisition Event” shall be deemed to occur upon any of the following events: (1) the sale or other transfer in disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to a Person other than any of the Permitted Holders; or (2) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any of the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act, or any successor provision), of 50% or more of the total voting power of the Voting Stock of the Company or any direct or indirect parent of the Company. As used in this definition, “Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right to so vote has been suspended by the happening of such a contingency.
2.3.   “Affiliate” shall mean, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company and/or its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.
2.4.   “Appreciation Award” shall mean any Award under the Plan of any Stock Option or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of the Common Stock in excess of an amount equal to at least the Fair Market Value of a share of the Common Stock on the date such Other Stock-Based Award is granted.
2.5.   “Award” shall mean any award of Stock Options, Restricted Stock, Other Stock-Based Awards or Performance-Based Cash Awards granted under the Plan on or after the Effective Date. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant or, in the discretion of the Committee, a grant letter from the Company.
2.6.   “Board” shall mean the Board of Directors of the Company.
2.7.   “Cause” shall mean, with respect to a Participant’s Termination (unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee), any of the following: (i) willful malfeasance, willful misconduct or gross negligence by the Participant in connection with his or her duties, (ii) continuing refusal by a Participant to perform his or her duties under any lawful direction of his or her supervisor or the Board after notice of any such refusal to perform such duties or direction was given to such Participant, (iii) any willful and material breach of fiduciary duty owing to the Company or its Affiliates by the Participant, (iv) the Participant’s conviction of a felony or any other crime resulting in pecuniary loss to the Company or its Affiliates (including, but not limited to, theft, embezzlement or fraud) or involving moral turpitude, or (v) the Participant’s on-duty intoxication or confirmed positive illegal drug test result.
2.8.   “Change in Control” shall have the meaning set forth in Article XI.
2.9.   “Change in Control Price” shall have the meaning set forth in Article XI.
2.10.   “Clawback Policies” shall have the meaning set forth in Article XIV.
2.11.   “Code” shall mean the Internal Revenue Code of 1986, as amended.
2.12.   “Committee” shall mean (a) with respect to the application of the Plan to Eligible Employees and consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3; and (ii) as applicable, an “independent director” as defined under the NYSE Listed Company Manual Rule 303A.02 or other applicable stock exchange rules; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.
2.13.   “Common Stock” shall mean, subject to Article IV hereof, the Class A non-voting common stock, $0.001 par value per share, of the Company.
2.14.   “Company” shall mean Oppenheimer Holdings Inc. and any successors and assigns.
2.15.   “Disability” shall mean, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.
2.16.   “Effective Date” shall have the meaning set forth in Article I.
2.17.   “Eligible Employees” shall mean each employee of the Company and its Affiliates who is eligible pursuant to Article V to be granted Awards under the Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean each employee of the Company and its Subsidiaries who is eligible pursuant to Article V to be granted Incentive Stock Options under the Plan.

2

2.18.   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Exchange Act shall also be a reference to any successor provision.
2.19.   “Exercisable Awards” shall mean any Award under the Plan of any Stock Option and any Other Stock-Based Award that provides for a Participant-elected exercise.
2.20.   “Fair Market Value” for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, (a) the closing price per share of the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or (b) if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. Notwithstanding the foregoing, to the extent consistent with the requirements of Section 422 or 409A of the Code, as applicable, the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the date as of which the Award is granted; provided that such date shall in no event be prior to the date the Committee makes the determination to grant the Award. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open. Notwithstanding the foregoing, if the Committee determines that such closing price does not properly reflect the fair market value of a share of the Common Stock, the Fair Market Value shall be determined by the Committee using such method as it deems reasonable and consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 or 409A of the Code, as applicable. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of a share of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Code, as applicable.
2.21.   “Incentive Stock Option” shall mean any Stock Option awarded to an Eligible Employee under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.22.   “Individual Target Award” shall have the meaning set forth in Section 9.1.
2.23.   “ISO Limit” shall have the meaning set forth in Article V.
2.24.   “Non-Employee Director” shall mean a director of the Company or any of its Affiliates who is not an active employee of the Company or an Affiliate.
2.25.   “Non-Qualified Stock Option” shall mean any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.26.   “Other Stock-Based Award” shall mean an Award under Article VIII of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.27.   “Participant” shall mean an Eligible Employee or Non-Employee Director to whom an Award has been made pursuant to the Plan.
2.28.   “Performance-Based Cash Award” shall mean a cash Award under Article IX that is payable or otherwise based on the attainment of certain pre-established Performance Goals during a Performance Period.
2.29.   “Performance Goal” shall mean the performance goals described on Exhibit A. Notwithstanding anything herein to the contrary, the Committee may establish the same or different Performance Goals for any one or more types of Awards granted under the Plan (whether granted alone, in addition to or in tandem with other Awards).

3

2.30.   “Performance Period” shall mean each fiscal year of the Company or such other period (as specified by the Committee) over which the attainment of Performance Goals is measured.
2.31.   “Performance Share” shall mean an Other Stock-Based Award of the right to receive a number of shares of Common Stock or cash of an equivalent value at the end of a specified Performance Period.
2.32.   “Performance Unit” shall mean an Other Stock-Based Award of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Period.
2.33.   “Permitted Holder” means (i) Mr. Albert Lowenthal, any current or former spouse of his and any of their direct or indirect descendants and immediate family, including by marriage, and (ii) trusts, partnerships or other investment vehicles controlled by or for the primary benefit of persons referred to in clause (i).
2.34.   “Person” shall mean any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).
2.35.   “Plan” shall have the meaning set forth in Article I.
2.36.   “Restricted Stock” shall mean an award of Common Stock that is subject to Article VII.
2.37.   “Restriction Period” shall have the meaning set forth in Section 7.1.
2.38.   “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act.
2.39.   “Section 409A of the Code” shall mean the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.
2.40.   “Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.41.   “Stock Option” or “Option” shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Non-Employee Directors pursuant to Article VI.
2.42.   “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.43.   “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of a Stock Option or any other Exercisable Award.
2.44.   “Ten Percent Stockholder” shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.
2.45.   “Termination” shall mean a Termination of Directorship or Termination of Employment, as applicable.
2.46.   “Termination of Directorship” shall mean, subject to the next sentence, with respect to a Non-Employee Director, that the Non-Employee Director is no longer serving as a director of the Company or an Affiliate. In the event that a Non-Employee Director becomes an Eligible Employee upon the termination of his or her directorship, unless otherwise determined by the Committee, in its sole and absolute discretion, no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee or a Non-Employee Director. The

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Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.
2.47.   “Termination of Employment” shall mean, subject to the next sentence: (a) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and/or its Affiliates; or (b) an entity that is employing a Participant has ceased to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole and absolute discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a consultant or a Non-Employee Director. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.
2.48.   “Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.
ARTICLE III
ADMINISTRATION
3.1.   The Committee.
The Plan shall be administered and interpreted by the Committee.
3.2.   Awards.
The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to Eligible Employees and Non-Employee Directors. In particular, the Committee shall have the authority:
(a)   to select the Eligible Employees and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees and Non-Employee Directors;
(c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole and absolute discretion);
(e)   to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d);
(f)   to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees or Non-Employee Directors in order to purchase shares of Common Stock under the Plan;
(g)   to modify, extend or renew an Award, subject to Sections 12.1(iv) and 6.3(f) hereof;
(h)   to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and
(i)   to determine whether to require an Eligible Employee or Non-Employee Director, as a condition of the granting of an Award, not to sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole and absolute discretion, following the date of the acquisition of such Option.

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3.3.   Guidelines.
(a)   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities (to the extent permitted by applicable law, rules or regulations), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry the Plan into effect. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.
(b)   Without limiting the foregoing, the Committee shall have the authority to establish special guidelines, provisions and procedures applicable to Awards granted to persons who are residing or employed in, or subject to, the taxes of, countries other than the United States to accommodate differences in applicable tax, securities or other local law. The Committee may adopt supplements or amendments to the Plan to reflect the specific requirements of local laws and procedures of non-United States jurisdictions without affecting the terms of the Plan as then in effect for any other purposes.
3.4.   Decisions Final.
Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5.   Procedures.
If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable, including, without limitation, by telephone conference or by written consent. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6.   Designation of Consultants/Liability.
(a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by applicable law and applicable exchange rules) and may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that any such officer who has authority to grant Awards may not grant Awards to himself or herself.
(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award

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granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employee, officer, director or member or former employee, officer, director or member may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.
ARTICLE IV
SHARE AND OTHER LIMITATIONS
4.1.   Shares.
(a)   General Limitation.   Subject to Section 4.2, the aggregate number of shares of Common Stock that may be the subject of Awards under the Plan shall not exceed 1,000,000 shares which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any underlying shares of Common Stock in respect of any Awards made under the Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock shall again be available for issuance or payments of Awards under the Plan. If any Option or Other Stock-Based Award that is an Appreciation Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying such unexercised or repurchased Award shall again be available for the purposes of Awards under the Plan. The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement or (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan. Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan to the extent that the exemption from the stockholder approval requirements of the New York Stock Exchange for transactions in connection with mergers and acquisitions applies; provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Stock Options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit and any shares of Common Stock subject to any Substitute Award that terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock shall not be available for issuance or payments of Awards under the Plan.
(b)   Individual Participant Limitations.
(i)   The maximum number of shares of Common Stock that may be made subject to Stock Options, Restricted Stock or Other Stock-Based Awards denominated in shares of Common Stock granted to each Eligible Employee during any calendar year of the Company is 700,000 shares per type of Award (subject to increase or decrease pursuant to Section 4.2); provided that the maximum number of shares of Common Stock for all types of Awards during any fiscal year of the Company that may be granted to each Eligible Employee is 900,000 shares (subject to increase or decrease pursuant to Section 4.2).

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(ii)   The aggregate amount of compensation to be paid to any one Participant in respect of all Other Stock-Based Awards denominated in dollars and Performance-Based Cash Awards, and granted to such Participant in any one calendar year, shall not exceed $15 million.
(c)   Non-Employee Director Limitations.   With respect to any calendar year, the maximum aggregate amount of any cash compensation taken together with the grant date fair value (determined as of the date of grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards (whether paid in cash, or shares of Common Stock on a current or deferred basis) granted to a Non-Employee Director solely with respect to the individual’s service as a Non-Employee Director, may not exceed $750,000.
4.2.   Changes.
(a)   The existence of the Plan and the Awards shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.
(b)   Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”), then (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the individual Participant limits set forth in Section 4.1(b) (other than cash limitations) shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d), in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A of the Code shall be made in a manner intended to comply with the requirements of Section 409A of the Code; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A of the Code shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.
(c)   Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

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(d)   Upon the occurrence of an Acquisition Event, the Board may, in its sole and absolute discretion, terminate all outstanding Exercisable Awards effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Exercisable Awards that are then outstanding (whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article XI shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Board may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Board does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply. For the avoidance of doubt, any determination made by the Board under this Section 4.2(d) shall be completely discretionary, and the Board shall have no obligation whatsoever under any circumstances to exercise such discretion or take any other action under this Section 4.2(d).
4.3.   Minimum Purchase Price.
Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration which is less than permitted under applicable law.
ARTICLE V
ELIGIBILITY
5.1.   General Eligibility.
All Eligible Employees and Non-Employee Directors of the Company and its Affiliates shall be eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole and absolute discretion. Notwithstanding anything herein to the contrary, no Option under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee or Non-Employee Director, unless such Option is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.
5.2.   Incentive Stock Options.
Only employees of the Company and its Subsidiaries shall be eligible for grants of Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole and absolute discretion. The maximum number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall be 1,000,000 shares of Common Stock (the “ISO Limit”).
ARTICLE VI
STOCK OPTIONS
6.1.   Options.
Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.
6.2.   Grants.
Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or any combination

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thereof. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Non-Employee Director one or more Non-Qualified Stock Options.
6.3.   Terms of Options.
Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)   Exercise Price.   The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of the Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of a share of Common Stock.
(b)   Option Term.   The term of each Stock Option shall be fixed by the Committee, but no Stock Option granted hereunder shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.
(c)   Exercisability.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole and absolute discretion provided, that, unless otherwise determined by the Committee at grant, the grant shall provide that as a condition of the exercise of an Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan.
(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) through the delivery to the Company of shares of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of a share of the Common Stock on the payment date; (iii) solely to the extent permitted by applicable law and unless otherwise determined by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iv) unless otherwise determined by the Committee, through a reduction in the number of shares of Common Stock issuable upon exercise based on the Fair Market Value of a share of the Common Stock on the payment date; (v) on such other terms and conditions as may be acceptable to the Committee; or (vi) any combination of the foregoing. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)   Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the shares of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any

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calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof  (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option.
(f)   Form, Modification, Extension and Renewal of Options.   Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement as is approved by the Committee, and the Committee may (i) subject to Section 12.1(iv), modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price, or any other Award or cash be substituted for a surrendered Option, (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(g)   Other Terms and Conditions.   Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate.
6.4.   Termination.
The following rules apply with regard to Options upon the Termination of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant or in the case of his death, his estate, are reduced thereafter.
(a)   Termination by Reason of Death or Disability.   If a Participant’s Termination is by reason of death or Disability, any Stock Option held by such Participant that is vested and exercisable on the date of such termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Option.
(b)   Termination Other than for Cause.   If a Participant’s Termination is for any reason other than for Cause, death or Disability, any Stock Option held by such Participant that is vested and exercisable on the date of such termination may be exercised by the Participant at any time within a period of ninety (90) days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Option.
(c)   Termination for Cause.   In the event the Participant’s Termination is for Cause or is a voluntary termination after the occurrence of an event which would be grounds for Termination by the Company for Cause (without regard to any notice or cure period requirement), any and all Stock Options (whether vested or not vested) that are held by the Participant at the time of occurrence of the event which would be grounds for Termination by the Company for Cause shall terminate and expire on the date of such termination.
(d)   Voluntary Termination.   If a Participant’s Termination is voluntary (other than a voluntary Termination described in Section 6.4(c) above), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant within a period of forty-five (45) days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(e)   Unvested Stock Options.   Any Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

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ARTICLE VII
RESTRICTED STOCK
7.1.   Awards of Restricted Stock.
Restricted Stock may be issued to all eligible Participants pursuant to Article V of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.3), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole and absolute discretion. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement.
7.2.   Objective Performance Goals, Formulae or Standards.
Notwithstanding the foregoing, if the grant of such Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable number of shares of Restricted Stock to be granted or the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar events or circumstances.
7.3.   Awards and Certificates.
A Participant selected to receive an Award of Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)   Purchase Price.   The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)   Legend.   Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Oppenheimer Holdings Inc. (the “Company”) 2024 Incentive Plan Effective May 6, 2024 (the “Plan”), and an Award agreement entered into between the registered owner and the Company dated                  . Copies of such Plan and Award agreement are on file at the principal office of the Company.”
(c)   Custody.   If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that such stock certificates be held in custody by the Company until the restrictions on the shares have lapsed, and that, as a condition of any grant of Restricted Stock, the

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Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
(d)   Rights as Stockholder.   Except as provided in this subsection and subsection (c) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(e)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.
(f)   Termination.   Unless otherwise determined by the Committee at grant or thereafter, upon a Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.
ARTICLE VIII
OTHER STOCK-BASED AWARDS
8.1.   Other Stock-Based Awards.
The Committee, in its sole and absolute discretion, is authorized to grant to Eligible Employees and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, Performance Shares, Performance Units, deferred stock, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. To the extent permitted by law, the Committee may, in its sole and absolute discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be structured in a manner intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall, in its sole and absolute discretion, have authority to determine the Eligible Employees and Non-Employee Directors of the Company and its Affiliates, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole and absolute discretion. Notwithstanding the foregoing, if the grant of such Other Stock-Based Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee.

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8.2.   Terms and Conditions.
Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:
(a)   Non-Transferability.   Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article VIII may not be Transferred prior to the date on which the underlying shares of Common Stock are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)   Dividends.   The Board shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “Dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards; provided that, unless otherwise determined by the Board, no Participant shall have the right to receive Dividends with respect to any Other Stock-Based Awards. Dividends with respect to unvested Other Stock-Based Awards shall be subject to the same vesting conditions, and to forfeiture, under the same conditions as applicable to the underlying Other Stock-Based Awards and shall not be paid until the underlying Other Stock-Based Award vests and is paid. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Board or Committee (as applicable), shall not accrue interest. Such Dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Board or Committee (as applicable) upon the lapse of the restrictions.
(c)   Vesting.   Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole and absolute discretion. At the expiration of any applicable Performance Period, the Committee shall determine the extent to which the relevant Performance Goals are achieved and the portion of each Other Stock-Based Award that has been earned. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.
(d)   Price.   Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced, as determined by the Committee in its sole and absolute discretion. The exercise or base price per share of Common Stock subject to an Other Stock-Based Award that is an Appreciation Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of the Common Stock at the time of grant.
(e)   Payment.   Following the Committee’s determination in accordance with subsection (c) above, shares of Common Stock or, as determined by the Committee, the cash equivalent of such shares shall be delivered to the Participant, or his legal representative, in an amount equal to such individual’s earned Other Stock-Based Award. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in an Other Stock-Based Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the Performance Goals or subject the payment of all or part of any Other Stock-Based Award to additional vesting, forfeiture and deferral conditions as it deems appropriate. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement and may be in shares of Common Stock.
(f)   Termination.   Upon a Participant’s Termination for any reason during the Performance Period, the Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.
ARTICLE IX
PERFORMANCE-BASED CASH AWARDS
9.1.   Performance-Based Cash Awards.   The Committee shall have authority to determine the Eligible Employees to whom, and the time or times at which, Performance-Based Cash Awards shall be

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made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award.
Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified performance goals (including the Performance Goals) established pursuant to Section 9.2(c) and such other factors as the Committee may determine. The Committee may establish different Performance Goals for different Participants.
Subject to Section 9.2(b), for any Participant the Committee may specify a targeted Performance-Based Cash Award for a Performance Period (each an “Individual Target Award”). An Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of the Participant’s base pay, as a percentage of a bonus pool funded by a formula based on achievement of Performance Goals, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for any other Participant for that Performance Period or any subsequent Performance Period. Notwithstanding anything else herein, the Committee may exercise negative discretion by providing in an Individual Target Award the discretion to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance goals; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable Performance Goals shall be permitted for any Performance Period in which a Change in Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change in Control, with regard to individuals who were Participants at the time of the Change in Control.
9.2.   Terms and Conditions.   Performance-Based Cash Awards shall be subject to the following terms and conditions:
(a)   Committee Determination.   At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals applicable to the Performance-Based Cash Awards are achieved and, if applicable, the percentage of the Performance-Based Cash Award that has been vested and earned.
(b)   Performance Goals, Formulae or Standards.   The Performance Goals for the earning of Performance-Based Cash Awards shall be established by the Committee on or before the date the grant of Performance-Based Cash Award is made. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.
(c)   Payment.   Following the Committee’s determination in accordance with subsection (a) above, the earned Performance-Based Cash Award amount shall be paid to the Participant or his legal representative, in accordance with the terms and conditions set forth in the Performance-Based Cash Award agreement. Notwithstanding anything herein to the contrary, (i) the Committee, in its sole and absolute discretion, may determine that all or a portion of such earned Performance-Based Cash Award amount otherwise payable in cash hereunder shall instead be paid in the form of Restricted Stock and/or Other Stock-Based Award under the Plan (which alternate Awards may be subject to any restrictions imposed thereon by the Committee in its sole and absolute discretion), provided, that, in no event shall the amount of any such Restricted Stock and/or Other Stock-Based Awards exceed the applicable limitations set forth in Section 4.1(b)(i) of the Plan, and (ii) except as provided in the next sentence, in no event shall the amount of such earned Performance-Based Cash Award amount be paid later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends (or, if later, the year in which the Award is earned); or (ii) two and one-half months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period, the Committee may

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(A) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (B) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. To the extent applicable, any deferral under this Section 9.2(c) shall be made in a manner intended to comply with or be exempt from the applicable requirements of Section 409A of the Code. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in a Performance-Based Cash Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the Performance Goals.
(d)   Termination.   Unless otherwise determined by the Committee at the time of grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid and the Performance-Based Cash Awards only shall be deemed to be earned when actually paid.
ARTICLE X
NON-TRANSFERABILITY
10.1.   Non-Transferability.
Except as provided in the last sentence of this Article X, (a) no Award shall be Transferred by any Participant otherwise than by will or by the laws of descent and distribution, (b) all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant, and (c) no Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void. No Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article X is Transferable, in whole or in part, to a “family member” as defined in Securities Act Form S-8 and under such conditions as specified by the Committee.
ARTICLE XI
CHANGE IN CONTROL PROVISIONS
11.1.   In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee in its sole and absolute discretion:
(a)   Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, and Restricted Stock or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).
(b)   Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction.
(c)   Appreciation Awards may be cancelled without payment, if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.
Notwithstanding anything else herein, the Committee may provide for accelerated vesting or lapse of restrictions, of an Award at any time.

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11.2.   Unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee and subject to Section 14.14(b), “Change in Control” means the occurrence of either of the following:
(a)   the sale or other transfer in disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to a Person other than any of the Permitted Holders; or
(b)   the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any of the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act, or any successor provision), of 50% or more of the total voting power of the Voting Stock of the Company or any direct or indirect parent of the Company.
As used in this definition, “Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right to so vote has been suspended by the happening of such a contingency.
ARTICLE XII
TERMINATION OR AMENDMENT OF THE PLAN
12.1.   Termination or Amendment.
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure compliance with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be substantially impaired without the consent of such Participant and, provided further, without the approval of the Class B stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded or to the extent applicable to Incentive Stock Options, or Section 422 of the Code, no amendment may be made that would (i) amend Section 4.1(a) or any other plan provision to increase the aggregate maximum number of shares of Common Stock that may be issued under the Plan; (ii) increase the maximum individual Participant limitations under Section 4.1(b); (iii) change the classification of employees, directors and service providers eligible to receive Awards under the Plan; (iv) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Exercisable Awards or to cancel outstanding Exercisable Awards (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Exercisable Awards with an exercise price that is less than the exercise price of the original Exercisable Award; (v) extend the maximum option period under Section 6.3; (vi) award any Exercisable Award in replacement of a canceled Exercisable Award with a higher exercise price, except in accordance with Section 6.3(f); or (vii) require Class B stockholder approval in order for the Plan to comply to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the Class B stockholders of the Company in accordance with the applicable laws of the State of Delaware to make any other amendment that would require Class B stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such

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amendment or other action by the Committee shall substantially impair the rights of any holder without the holder’s consent.
ARTICLE XIII
UNFUNDED PLAN
13.1.   Unfunded Status of Plan.
The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
ARTICLE XIV
GENERAL PROVISIONS
14.1.   Clawback Provisions.
Notwithstanding any other provisions of the Plan to the contrary, Awards granted pursuant to the Plan are subject to (i) the Company’s Compensation Recovery Policy and (ii) any other clawback or recoupment policy approved by the Board or Committee (or other committee of the Board) from time to time, to the extent each is applicable to the Participant and/or any other Company recoupment policies or procedures that may be required under applicable law or otherwise adopted by the Company or incorporated into any other part of an Award (collectively, the “Clawback Policies”). The Participant’s execution or acceptance of an Award shall constitute the Participant’s acknowledgement that the Participant is subject to the Clawback Policies and that such Participant’s Award may be subject to recoupment, in each case to the extent provided in such Clawback Policies. Nothing herein shall be construed as limiting any right of the Company to impose additional restrictions or other conditions with respect to an Award.
14.2.   Legend.
The Committee may require each person receiving shares of Common Stock not registered under the Securities Act and issued pursuant to an Award to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.
All certificates or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.3.   Other Plans.
Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Class B stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4.   No Right to Employment/Directorship/Consultancy.
Neither the Plan nor the grant of any Award hereunder shall give any Participant or other individual or Non-Employee Director any right with respect to continuance of employment, directorship or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or other individual or Non-Employee

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Director is retained to terminate his employment, consultancy or directorship at any time. Neither the Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.
14.5.   Withholding of Taxes.
The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, foreign, provincial, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.
Unless otherwise determined by the Committee, the Company shall permit any such statutorily required withholding obligation with regard to any Eligible Employee, Non-Employee Director or other individual to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid in cash by the Participant.
14.6.   Listing and Other Conditions.
(a)   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed or quoted on such exchange or system (as applicable). The Company shall have no obligation to issue such shares unless and until such shares are so listed or quoted (as applicable), and the right to exercise any Option with respect to such shares shall be suspended until such listing or quotation (as applicable) has been effected.
(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)   Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.
(d)   A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
(e)   The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel for the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority, any national securities exchange or any national quotation system sponsored by the Financial Industry Regulatory Authority.
14.7.   Governing Law.
The Plan and actions taken in connection herewith shall be governed and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.

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14.8.   Construction.
Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
14.9.   Other Benefits.
No Award granted or paid under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent expressly set forth in any such retirement or other benefit plan.
14.10.   Costs.
The Company shall bear all expenses included in administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
14.11.   No Right to Same Benefits.
The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.12.   Death/Disability.
The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
14.13.   Section 16(b) of the Exchange Act.
All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
14.14.   Section 409A of the Code.
Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A of the Code and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A of the Code. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a)   A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified

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employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A of the Code, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of  (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 14.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.
(b)   With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of  (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 14.14(a).
(c)   For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.
(d)   Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole and absolute discretion of the Company.
14.15.   Successor and Assigns.
The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
14.16.   Severability of Provisions.
If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
14.17.   Payments to Minors, Etc.
Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
14.18.   Headings and Captions.
The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
ARTICLE XV
EFFECTIVE DATE OF PLAN
The Plan is effective as of the Effective Date. The Plan replaces the 2014 Plan. From and after the Effective Date, no additional awards shall be made under the 2014 Plan and any and all outstanding awards made under the 2014 Plan shall continue to be governed by the terms of the 2014 Plan as in effect immediately prior to the Effective Date.

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ARTICLE XVI
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after March 1, 2034, but Awards granted prior to such date may extend beyond that date.
ARTICLE XVII
NAME OF PLAN
The Plan shall be known as the “Oppenheimer Holdings Inc. 2024 Incentive Plan (Effective May 6, 2024).”

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EXHIBIT A
PERFORMANCE GOALS
Performance Goals established for purposes of the grant and/or exercisability of Awards shall consist of, or be based on, performance criteria that may include but need not be limited to one or more of the following (“Performance Goals”): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company (whether or not consolidated), including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, profit margin or operating margin (whether net or gross) or one of the components thereof  (to the extent recognized as a distinct component thereof under generally accepted accounting principles); (iv) the attainment of certain target levels of, or a specified increase in, working capital or operational cash flow of the Company or economic value added (or a subsidiary, division, other operational unit or administrative department of the Company); (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of certain target levels of, or a specified percentage increase in, earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax, earnings before interest, taxes plus amortization and depreciation, or other exclusions of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (viii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital, return on assets or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company)); (ix) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (x) the attainment of certain target levels of, or a percentage increase in, market share or strategic objectives based on meeting specified market penetration or market share, geographic business expansion or goals relating to divestitures, joint ventures and similar transactions; (xi) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization (including, without limitation, any growth in the Company’s stock price or the increase in the market value of a share of Class A Shares from the date the Committee establishes the performance goals (or, if later, January 1 of the performance year) to December 31st of the performance year); (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (xiv) the attainment of certain target levels of, or a percentage increase in employee performance or satisfaction, customer satisfaction based on customer surveys or other objective measuring methods; (xv) the attainment of certain credit quality levels; (xvi) the attainment of certain transactions that result in the sale of stock or assets of the Company; (xvii) the attainment of any financial metrics set forth herein or in the Company’s financial statements as a percentage of another financial metric; or (xviii) any combination of any of the foregoing factors.
In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company or any of its Affiliates) performance under one or more of the measures described above relative to the performance of peer companies. Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. The Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

A-1

Except as otherwise determined by the Committee, the measures used in the Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following:
(a)   all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or subsidiary, division, other operational unit or administrative department of the Company or any of its Affiliates) or the financial statements of the Company (or subsidiary, division, other operational unit or administrative department of the Company or any of its Affiliates);
(b)   all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or subsidiary, division, other operational unit or administrative department of the Company or any of its Affiliates) during the fiscal year or other applicable Performance Period; and
(c)   all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to changes in accounting principles or to changes in applicable law or regulations.
To the extent any Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

A-2

OPPENHEIMER VOTE

Annual Meeting Proxy Card

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
1.1 - E. Behrens	☐	☐	1.2 - T.M. Dwyer	☐	☐	1.3 - P.M. Friedman	☐	☐
1.4 - T.A. Glasser	☐	☐	1.5 - S.J. Kanter	☐	☐	1.6 - A.G. Lowenthal	☐	☐
1.7 - R.S. Lowenthal	☐	☐	1.8 - R.L. Roth	☐	☐	1.9 - S.E. Spaulding	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

1UPX 603464

03XXCB

MMMMMMMMMMMMUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.ForWithholdForWithholdForWithhold 1.1 - E. Behrens1.4 - T.A. Glasser1.7 - R.S. Lowenthal 1.2 - T.M. Dwyer1.5 - S.J. Kanter1.8 - R.L. Roth 1.3 - P.M. Friedman1.6 - A.G. Lowenthal1.9 - S.E. Spaulding 2.The appointment of Deloitte & Touche LLP as auditors for 2024 and the authorization of the Audit Committee to fix the remuneration of the auditors. ForAgainst Abstain 3.To ratify the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan. ForAgainst Abstain NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 03XXCB 1 U P X 6 0 3 4 6 4+

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qAnnual Meeting of Stockholders – May 6, 2024THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANYThe undersigned hereby revokes any proxy previously granted and appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 6, 2024 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxyTHIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held May 6, 2024. Stockholders may view the proxy statement and the Company’s 2023 Annual Report on Form 10-K at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.(Continued and to be marked, dated and signed on the other side)

OPPENHEIMER VOTE

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Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
1.1 - E. Behrens	☐	☐	1.2 - T.M. Dwyer	☐	☐	1.3 - P.M. Friedman	☐	☐
1.4 - T.A. Glasser	☐	☐	1.5 - S.J. Kanter	☐	☐	1.6 - A.G. Lowenthal	☐	☐
1.7 - R.S. Lowenthal	☐	☐	1.8 - R.L. Roth	☐	☐	1.9 - S.E. Spaulding	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

C 1234567890 J N T

03XXBB

MMMMMMMMMMMM C123456789 E M DADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online instead of mailing this card.OnlineGo to www.investorvote.com/OPY or scan the QR code — login details are located in the shaded bar below.Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/OPY Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.ForWithholdForWithholdForWithhold 1.1 - E. Behrens1.4 - T.A. Glasser1.7 - R.S. Lowenthal 1.2 - T.M. Dwyer1.5 - S.J. Kanter1.8 - R.L. Roth 1.3 - P.M. Friedman1.6 - A.G. Lowenthal1.9 - S.E. Spaulding 2.The appointment of Deloitte & Touche LLP as auditors for 2024 and the authorization of the Audit Committee to fix the remuneration of the auditors. ForAgainst Abstain 3.To ratify the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan. ForAgainst Abstain NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T9 2 D V6 0 3 4 6 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2024 Annual Meeting of Stockholders of Oppenheimer Holdings Inc. will be held on Monday, May 6, 2024, virtually via the internet at https://meetnow.global/MH7QQF9To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Annual Meeting of Stockholders – May 6, 2024THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANYThe undersigned hereby revokes any proxy previously granted and appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 6, 2024 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxyTHIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held May 6, 2024. Stockholders may view the proxy statement and the Company’s 2023 Annual Report on Form 10-K at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.(Continued and to be marked, dated and signed on the other side)Change of Address — Please print new address below.Comments — Please print your comments below.Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.+